SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement              Confidential, for Use of the
[X]  Definitive Proxy Statement               Commission Only (as permitted
[ ]  Definitive Additional Materials                   by Rule 14a-6(e)(2)) [ ]
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               Eagle Bancorp, Inc.
                (Name of Registrant as Specified in its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):[X]       No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1. Title of each class of securities to which transaction applies:

         ---------------------------------------------------------------
      2. Aggregate number of securities to which transaction applies:

         ---------------------------------------------------------------
      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         ---------------------------------------------------------------
      4. Proposed maximum aggregate value of transaction:


         ---------------------------------------------------------------
      5. Total Fee Paid:

         ---------------------------------------------------------------
[ ]   Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1. Amount Previously Paid:

      2. Form, Schedule or Registration Statement No.:

      3  Filing Party:

      4. Date Filed:

                               EAGLE BANCORP, INC.
                              7815 WOODMONT AVENUE
                            BETHESDA, MARYLAND 20814

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 17, 2004

TO THE SHAREHOLDERS OF EAGLE BANCORP, INC.:

The Annual Meeting of Shareholders of Eagle Bancorp, Inc. (the "Company"), will be held at

                           The Bethesda Marriott Hotel
                              5151 Pooks Hill Road
                            Bethesda, Maryland 20814

on Monday, May 17, 2004 at 10:00 A.M. for the following purposes:

          1. To elect seven (7) directors to serve until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified;

          2. To consider and approve an amendment to the Company's 1998 Stock Option Plan which increases the number of shares available for issuance under the plan by 300,000;

          3. To consider and approve the Eagle Bancorp, Inc. Employee Stock Purchase Plan; and

          4. To transact any other business that may properly come before the meeting or any adjournment or postponement of the meeting.

         Shareholders of record as of the close of business on March 26, 2004 are entitled to notice of and to vote at the meeting or any adjournment or postponement of the meeting.

                                       By Order of the Board of Directors

                                       Michele Midlo, Corporate Secretary

April 2, 2004

     PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES IN THE ENCLOSED ENVELOPE. IF YOU ATTEND THE MEETING, YOU MAY, IF YOU DESIRE, REVOKE YOUR PROXY AND VOTE IN PERSON. IF YOUR SHARES ARE NOT REGISTERED IN YOUR NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORDHOLDER IN ORDER TO VOTE IN PERSON AT THE MEETING.

                               EAGLE BANCORP, INC.
                              7815 Woodmont Avenue
                            Bethesda, Maryland 20814
                         ------------------------------
                         ANNUAL MEETING OF SHAREHOLDERS
                                 PROXY STATEMENT
                         ------------------------------
                                  INTRODUCTION

         This Proxy Statement is being sent to shareholders of Eagle Bancorp, Inc., a Maryland corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Shareholders, to be held at 10:00 A.M. on Monday, May 17, 2004, and at any adjournment or postponement of the meeting. The purposes of the meeting are:

              1. electing seven (7) directors to serve until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified;

              2. considering and approving an amendment to the Company's 1998 Stock Option Plan which increases the number of shares available for issuance under the plan by 300,000;

              3. considering and approving the Eagle Bancorp, Inc. Employee Stock Purchase Plan; and

              4. transacting any other business that may properly come before the meeting or any adjournment or postponement of the meeting.

         The meeting will be held at:

                           The Bethesda Marriott Hotel
                              5151 Pooks Hill Road
                            Bethesda, Maryland 20814

         This proxy statement and proxy card are being sent to shareholders of the Company on or about April 2, 2004. A copy of the Company's Annual Report on Form 10-K for the year ended December 31, 2003, which includes our audited financial statements, also accompanies this proxy statement.

         The cost of this proxy solicitation is being paid by the Company. In addition to the use of the mail, proxies may be solicited personally or by telephone by officers, regular employees or directors of the Company or its subsidiary, EagleBank (the "Bank"), who will not receive any special compensation for their services. The Company may also reimburse brokers, custodians, nominees and other fiduciaries for their reasonable out-of-pocket and clerical costs for forwarding proxy materials to their principals.

                            VOTING RIGHTS AND PROXIES

VOTING RIGHTS

         Only shareholders of record at the close of business on March 26, 2004 (the "Record Date"), will be entitled to notice of and to vote at the meeting or any adjournment or postponement of the meeting. On that date, the Company had 5,401,267 shares of common stock, par value $.01 per share (the "common stock") outstanding, held by approximately 1,989 total beneficial shareholders, including approximately 921 shareholders of record. The common stock is the only class of the Company's stock of which shares are outstanding. Each share of common stock is entitled to one vote on all matters submitted to a vote of the shareholders. Shareholders do not have the right to cumulate votes in the election of directors. The presence, in person or by proxy, of not less than a majority of the total number of outstanding shares of common stock is necessary to constitute a quorum at the meeting.

PROXIES

         Properly executed proxies received by the Company in time to be voted at the meeting will be voted as specified by shareholders. In the absence of specific instructions, proxies received will be voted FOR the election of the nominees for election as directors, FOR the approval of the amendment to the 1998 Stock Option Plan and FOR the approval of the Employee Stock Purchase Plan. Management does not know of any matters that will be brought before the meeting, other than as described in this proxy statement. If other matters are properly brought before the meeting, the persons named in the proxy intend to vote the shares to which the proxies relate in accordance with their best judgment.

         The judges of election appointed by the Board of Directors for the meeting will determine the presence of a quorum and will tabulate the votes cast at the meeting. Abstentions will be treated as present for purposes of determining a quorum, but as unvoted for purposes of determining the approval of any matter submitted to the vote of shareholders. If a broker indicates that he or she does not have discretionary authority to vote any shares of common stock on a particular matter, such shares will be treated as present for general quorum purposes, but will not be considered as present or voted with respect to that matter.

         Please sign, date, mark and return promptly the enclosed proxy in the postage paid envelope provided for this purpose in order to assure that your shares are voted. You may revoke your proxy at any time before it is voted at the meeting:

          o  by granting a later proxy with respect to the same shares;
          o by sending written notice to Michele Midlo, Corporate Secretary of the Company, at the address noted above, at any time prior to the proxy being voted; or
          o  by voting in person at the meeting.

         Attendance at the meeting will not, in itself, revoke a proxy. If your shares are held in the name of your bank or broker, you will need additional documentation to vote in person at the meeting. Please see the voting form provided by your recordholder for additional information regarding the voting of your shares.

         Many shareholders whose shares are held in an account at a brokerage firm or bank will have the option to submit their proxies or voting instructions electronically through the Internet or by telephone. Shareholders should check the voting form or instructions provided by their recordholder to see which options are available. Shareholders submitting proxies or voting instructions electronically should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that would be borne by the shareholder. To revoke a proxy previously submitted electronically, a shareholder may simply submit a new proxy at a later date before the taking of the vote at the meeting, in which case, the later submitted proxy will be recorded and the earlier proxy will be revoked.

                  VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS

SECURITIES OWNERSHIP OF DIRECTORS, OFFICERS AND CERTAIN BENEFICIAL OWNERS

         The following table sets forth certain information concerning the number and percentage of whole shares of the Company's common stock beneficially owned by its directors, nominees for director, executive officers whose compensation is disclosed, and by its directors and all executive officers as a group, as of March 12, 2004, as well as information regarding each other person known by the Company to own in excess of five percent of the outstanding common stock. Except as otherwise indicated, all shares are owned directly, and the named person possesses sole voting and sole investment power with respect to all such shares. Except as set forth below, the Company knows of no other person or persons, who beneficially own in excess of five percent of the Company's common stock. Further, the Company is not aware of any arrangement which at a subsequent date may result in a change of control of the Company.


                  Name                                      Position                    Number of Shares       Percentage(1)
------------------------------------------     -----------------------------------    --------------------- -- ---------------
Leonard L. Abel                                  Chairman of Board of Company,             177,350(2)                3.25%
                                                        Director of Bank

Leslie M. Alperstein, Ph.D.                           Director of Company                   32,300(3)                0.60%

Dudley C. Dworken                                 Director of Company and Bank              56,686(4)                1.05%

Michael T. Flynn                                  Executive Vice President and              15,100(5)                0.28%
                                                Director of Company; President,
                                                  Chief Executive Officer and
                                                        Director of Bank

Eugene F. Ford, Sr.                                   Director of Company                   83,859(6)                1.55%

Phillip N. Margolius                              Director of Company and Bank             108,443(7)                2.01%

Ronald D. Paul                                    Vice Chairman, President and             337,550(8)                6.14%
                                               Treasurer of Company; Chairman of
                                                         Board of Bank

Thomas D. Murphy                                Executive Vice President, Chief             34,400(9)                0.63%
                                               Operating Officer and Director of
                                                              Bank

Susan G. Riel                                   Executive Vice President, Chief             25,775(10)               0.48%
                                                 Administrative Officer of Bank

Wilmer L. Tinley                                Executive Vice President, Chief             23,355(11)               0.43%
                                                       Financial Officer

Martha Foulon-Tonat                             Executive Vice President, Chief             25,364(12)               0.47%
                                                    Lending Officer of Bank
                                                                                      ---------------------    ---------------
All directors and executive officers of                                                    920,182(13)              16.22%
Company as a group (11 persons)
                                                                                      =====================    ===============
All directors and executive officers of
Company and Bank as a group (23  persons)                                                1,460,884(14)              25.50%
                                                                                      =====================    ===============

(1) Represents percentage of 5,401,267 shares issued and outstanding as of March 12, 2004, except with respect to individuals holding options exercisable within 60 days of that date, in which event, represents percentage of shares issued and outstanding plus the number of shares for which that person holds options exercisable within 60 days of March 12, 2004, and except with respect to all directors and executive officers of the Company and the Company and the Bank as groups, in which case represents percentage of shares issued and outstanding plus the number of shares for which those persons hold options exercisable within 60 days of March 12, 2004.
(2) Includes options and warrants to purchase 49,750 shares of common stock, 119,550 shares of common stock held jointly, and 7,875 held by spouse.
(3)      Includes 31,800 shares of common stock held jointly.
(4) Includes 43,836 shares held in a trust of which Mr. Dworken is beneficiary and options and warrants to purchase 12,850 shares of common stock.
(5)      Includes options to purchase 15,000 shares of common stock.
(6) Includes options and warrants to purchase 18,234 shares of common stock 31,625 shares held by his spouse and 6,375 held in a limited partnership account.
(7) Includes options to purchase 1,175 shares of common stock, 82,995 shares in trust accounts for which Mr. Margolius has voting rights, 4,000 shares held by his spouse and 13,873 held in a profit sharing account for which Mr. Margolius is the beneficiary.
(8) Includes options to purchase 93,050 shares of common stock, and 174,750 shares held in trust for his children.
(9) Includes options to purchase 32,900 shares of common stock. Also includes 450 shares held by his spouse for their minor child.
(10)     Includes options to purchase 21,400 shares of common stock.
(11) Includes options to purchase 20,000 shares and 3,355 shares held jointly.
(12) Includes options to purchase 21,400 shares of common stock, and 1,632 shares held in trust for minor children.
(13) Includes options and warrants to purchase 272,122 shares of common stock.
(14) Includes options and warrants to purchase 326,861 shares of common stock.

                              ELECTION OF DIRECTORS

         The size of the Company's Board of Directors is currently set at seven
(7) directors. The Board of Directors has nominated seven (7) persons for election as director at the meeting, for a one-year period until the 2005 Annual meeting of Shareholders and until their successors have been elected and qualified. Each of the nominees for election as a director currently serves as a member of the Board of Directors. Unless authority is withheld, all proxies in response to this solicitation will be voted for the election of the nominees listed below. Each nominee has indicated a willingness to serve if elected. However, if any nominee becomes unable to serve, the proxies received in response to this solicitation will be voted for a replacement nominee selected in accordance with the best judgment of the persons named as proxies. The Board of Directors has determined that each director other than Mr. Paul and Mr. Flynn is an "independent director" as that term is defined in Rule 4200(a)(15) of the National Association of Securities Dealers (the "NASD").

         Vote Required and Board Recommendation. Nominees receiving a plurality of the votes cast at the meeting in the election of directors will be elected as director, in the order of the number of votes received. Members of the Board of Directors of the Company having the power to vote or direct the voting of 636,129 shares of common stock, or approximately 11.8% of the shares of common stock outstanding on the Record Date, have indicated their intention to vote "FOR" the election of all of the nominees for election as director. THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR EACH OF THE NOMINEES TO THE COMPANY'S BOARD OF DIRECTORS.

NOMINEES FOR ELECTION AS DIRECTORS

         Set forth below is certain information as of the Record Date concerning the nominees for election as director of the Company. Except as otherwise indicated, the occupation listed has been such person's principal occupation for at least the last five years. Each of the directors of the Company, other than Mr. Alperstein and Mr. Ford, also currently serves as a director of the Bank.

         Leonard L. Abel. Mr. Abel, 77, is Chairman of the Board of Directors of the Company, and has served in that position since the organization of the Company. Until retiring in 1993, Mr. Abel was partner-in-charge of the certified public accounting firm of Kershenbaum, Abel, Kernus and Wychulis, Rockville, Maryland with which he served for forty-five years. From October 1996, until resigning in September 1997, Mr. Abel was a member of the Board of Directors of F&M National Corporation (NYSE) and its wholly owned subsidiary, F&M Bank - Allegiance, Bethesda, Maryland, and prior to that time was Chairman of the Board of Allegiance Bank, N.A. (collectively with F&M Bank - Allegiance, "Allegiance") and its holding company Allegiance Banc Corporation, from their organization until their acquisition by F&M National Corporation, which was subsequently acquired by BB&T Corporation ("F&M"). Mr. Abel was also Chairman of the Board of Directors of Central National Bank of Maryland from 1968 until its acquisition in 1986 by Citizens Bank of Maryland (now SunTrust Banks, Inc.).

         Leslie, M. Alperstein, Ph.D. Mr. Alperstein, 61, has been President of Washington Analysis, LLC, a leading governmental policy investment research group in Washington DC, since its inception in 1973. He has served as Executive Managing Director and Director of Research of HSBC Securities, Inc., Director of Economic and Investment Research for NatWest Securities, Prudential Securities, Shields Model Roland, Inc. and Legg Mason & Co. His professional memberships include the National Association of Business Economists, the National Economists Club, and the Washington Society of Investment Analysts. Mr. Alperstein was appointed to the Board of Directors in September 2003.

         Dudley C. Dworken. Mr. Dworken, 54, has served as a director of the Company since August 1999. Mr. Dworken is the owner of Curtis Chevrolet-Geo, an automobile dealership in Washington, D.C. Mr. Dworken was a Director of Allegiance from 1987 until October 1997, and a director of Allegiance Banc Corporation from 1988 until its acquisition by F&M. Mr. Dworken is an active member of numerous community, business, charitable and educational institutions in the Washington D.C./Montgomery County area.

         Michael T. Flynn. Mr. Flynn, 56, is President and Chief Executive Officer of the Bank. Mr. Flynn has over 30 years experience in the banking industry in the Washington, DC and Maryland region. Prior to joining EagleBank in January 2004, he was the Washington region executive for Mercantile Bankshares Corporation from April 2003. From February 2000 to April 2003, Mr. Flynn was the Director of Strategic Planning for Allfirst Financial, Inc., and prior to that time was Group Executive of the Mid-Atlantic Region of the Private Bank for BankAmerica and predecessor companies. He has been involved in community affairs throughout his career, particularly educational groups including the American Institute of Banking and the Corcoran College of Art & Design. Mr. Flynn was appointed to the Board of Directors in January 2004.

         Eugene F. Ford, Sr. Mr. Ford, 74, has served as a director of the Company since its organization. Mr. Ford is engaged in the business of property management and development as Chairman of Mid-City Financial Corporation, an apartment developer, of which he was also president until 1995. He is Chairman of the Community Preservation and Development Corporation, a non-profit organization in the business of preserving public purpose housing complexes and providing social program support for residents thereof. Through his ownership of Mid-City Financial, Mr. Ford is the largest owner of assisted living housing units in Maryland and the Washington metropolitan area. Mr. Ford has received numerous awards for his work in the housing development field.

         Philip N. Margolius. Mr. Margolius, 63, a graduate of Dartmouth College and Yale Law School, is a partner in the law firm of Margolius, Mallios, Davis, Rider & Tomar, LLP in Washington, D.C. and Largo, Maryland. He specializes in estate planning, probate, non-profit organizations and non-profit charitable giving. Mr. Margolius is an adjunct professor of law at the Washington College of Law at American University and lectures to professional groups in the community on estate planning. Washingtonian Magazine named him one of the area's leading estate planners. Mr. Margolius has served on the Board of the Bank since June 2000 and was appointed to the Board of Directors of the Company in September 2003.

         Ronald D. Paul. Mr. Paul, 48, is President and Vice Chairman of the Board of Directors of the Company and Chairman of the Board of Directors of the Bank, and has served in such positions since the organization of the Company and the Bank. Mr. Paul served as Interim President of the Bank from November 3, 2003 until January 26, 2004. Mr. Paul is President of Ronald D. Paul Companies and RDP Management, which are engaged in the business of real estate development and management activities. Mr. Paul is also active in private investments, including as Chairman of Bethesda Investments, Inc., a private venture capital fund. Mr. Paul was a director of Allegiance from 1990 until September 1997, and a director of Allegiance Banc Corporation from 1990 until its acquisition by F&M, including serving as Vice Chairman of the Board of Directors from 1995. Mr. Paul is also active in various charitable organizations, including serving as Vice Chairman of the Board of Directors of the National Kidney Foundation from 1996 to 1997, and its Chairman from 2002 to 2003.

ELECTION OF DIRECTORS OF THE BANK

         If elected, the nominees for election as directors intend to vote for Mr. Abel, Mr. Dworken, Mr. Flynn, Mr. Margolius, Mr. Paul and the following persons to serve as directors of the Bank, each of whom currently serves as a director of the Bank.

         Arthur H. Blitz. Mr. Blitz, 63, an attorney engaged in private practice since 1971, is a partner in the Bethesda, Maryland law firm of Paley, Rothman, Goldstein, Rosenberg & Cooper. Mr. Blitz was a director of Allegiance at various times from 1987 to October 1997.

         Steven L. Fanaroff. Mr. Fanaroff, 44, is Vice President - Chief Financial Officer of Magruder Holdings, Inc., a regional supermarket chain, with which he has served since 1981. Mr. Fanaroff served on the Board of Directors of Allegiance from 1990 until October 1997.

         Harvey M. Goodman. Mr. Goodman, 48, has been with The Goodman, Gable, Gould Company, the Maryland based public insurance adjusting firm where he serves as President, since 1977. He is a director and past president of the National Association of Public Insurance Adjusters, and is a director and principal of Adjusters International, a national public adjusting firm.

         Neal R. Gross. Mr. Gross, 61, is founder, Chairman and Chief Executive Officer of Neal R. Gross & Co. which provides court reporting services to attorneys, the federal government, private organizations and individuals since 1977. Mr. Gross previously served as a director of Century Bancshares, Inc., from 1995 until its acquisition by United Bankshares, Inc. in 2001.

         Benson Klein. Mr. Klein, 59, has been an attorney in Montgomery County since 1970, and a principal with Ward & Klein, Chartered, since 1978. Mr. Klein is also engaged in real estate investment activities in Montgomery County. He served as a director of F&M Bank - Allegiance from 1996 to 1997 and previously served as a director of Lincoln National Bank. Mr. Klein is currently, and has been, a member of a variety of community, business and charitable institutions in the Washington, D.C./Montgomery County area.

         Bruce H. Lee. Mr. Lee, 40, is Vice President of Development and a member of the Board of Directors of Lee Development Group, a closely held family real estate business founded in 1920 and based in downtown Silver Spring. He is principal broker of record for Montgomery Land Company, LLC, which specializes in commercial sales, leasing, and property management and the general partner of Montgomery Land partnership, LLP. Mr. Lee is past president of the Greater Silver Spring Chamber of Commerce and was the Chamber's charter president in 1993. Mr. Lee is an elected Council member and current Chairman of the Township of Chevy Chase View.

         Thomas D. Murphy. Mr. Murphy, 56, the Executive Vice President - Chief Operating Officer of the Bank, served at Allegiance from September 1994, including as Executive Vice President and Chief Operating Officer from December 1995 until November 1997. Prior to his service at Allegiance, he served in the same position at First Montgomery Bank from August 1991 until its acquisition by Sandy Spring National Bank of Maryland in December 1993, and he served as a Vice President of that organization until September 1994. Mr. Murphy has 31 years experience in the commercial banking industry.

         Kim Natovitz. Ms. Natovitz, 40, is the President of Long Term Care Planning Services, Inc., an independent general agency that specializes in long term insurance. Prior to establishing her own firm, she was a life insurance and pension specialist with Safeco Life Insurance Company and a marketing representative for an insurance brokerage firm. Ms. Natovitz is a state approved long-term care insurance instructor and conducts continuing education courses for accountants, attorneys, financial planners and insurance agents.

         J. Mitchell Neitzey. Mr. Neitzey, 47, is the Vice President and Chief Financial Officer of EFO Capital Management, Inc. an investment management firm based in Washington, D.C. EFO directs a diversified portfolio of marketable securities, venture capital investments and real estate development projects. A lifelong resident of the Washington area, Mr. Neitzey's professional career includes senior positions in commercial banking and investment consulting.

         Donald R. Rogers. Mr. Rogers, 58, has been engaged in the private practice of law since 1972 with the Rockville, Maryland based firm Shulman, Rogers, Gandal, Pordy & Ecker, P.A., of which he is a partner. Mr. Rogers was a member of the Board of Directors of Allegiance from 1987 until October 1997.

         Worthington H. Talcott, Jr. Mr. Talcott, 52, an attorney engaged in private practice since 1979, has been a partner in Shulman, Rogers, Gandal, Pordy & Ecker, P.A. since 1998. Mr. Talcott has been an active member of the Juvenile Diabetes Foundation, serving as a member of the Board of Directors for the Capital Chapter from 1992 to 1996, and as President of the Capital Chapter from 1994 to 1995.

         Leland M. Weinstein. Mr. Weinstein, 41, has served as president of Syscom Services, Inc., an e-business workflow and internet consulting firm, since 1997. Formerly, he spent thirteen years with Automated Digital Systems
(ADS), an integrator of fax technologies, where he rose to president and owner of the company before joining Syscom, an early spin-off of ADS. Mr. Weinstein serves on the advisory councils for Intel/Dialogic and AVT/RightFAX. He is a member of the Inner Circle of the University of Maryland Dingman Center for Entrepreneurship, and involved with numerous charities.

         Eric H. West. Mr. West, 41, is a founding principal of West, Lane & Schlager/Oncor International, specializing in tenant representation and strategic real estate consulting in the Washington, D. C. metropolitan area. Previously, he served for nine years as Senior Vice President at Barrueta & Associates. During his career, Mr. West has developed a specialty in not-for-profit organizations and corporations, leading to ongoing relationships with such diverse groups as The National Council on the Aging, The American Forest and Paper Association, The American Iron & Steel Institute, among many others.

COMMITTEES, MEETINGS AND PROCEDURES OF THE BOARD OF DIRECTORS

         Meetings. The Board of Directors of the Company met twelve (12) times during 2003. All members of the Board of Directors attended at least 75% of the meetings held by the Board of Directors and by all committees on which such member served during the 2003 fiscal year or any portion thereof.

         Audit Committee. The Board of Directors established a standing Audit Committee in December 2003. Previously, the Audit Committee of the Bank served as the Audit Committee for the Company. The Audit Committee is responsible for the selection, review and oversight of the Company's independent accountants, the approval of all audit, review and attest services provided by the independent accountants, the integrity of the Company's reporting practices and evaluation of the Company's internal controls and accounting procedures. It also periodically reviews audit reports with the Company's independent auditors. The Audit Committee of the Company works closely with, and utilizes the resources and expertise of the members of the Audit Committee of the Bank. The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is attached hereto as Appendix A. The Audit Committee of the Company is currently comprised of Mr. Dworken, the Chairman, and Messrs. Abel, Alperstein and Ford. Each of the members of the Audit Committee is independent, as determined under the definition of independence adopted by the NASD for audit committee members in Rule 4350(d)(2)(A). During the 2003 fiscal year, the Audit Committee of the Company met once, and the Bank audit committee met eight (8) times. The Board of Directors has determined that Mr. Alperstein is an "audit committee financial expert" as defined under regulations of the Securities and Exchange Commission

         The audit committee is also responsible for the pre-approval of all non-audit services provided by its independent auditors. Non-audit services are only provided by the Company's auditors to the extent permitted by law. Pre-approval is required unless a "de minimus" exception is met. To qualify for the "de minimus" exception, the aggregate amount of all such non-audit services provided to the Company must constitute not more than five percent of the total amount of revenues paid by the Company to its independent auditors during the fiscal year in which the non-audit services are provided; such services were not recognized by the Company at the time of the engagement to be non-audit services; and the non-audit services are promptly brought to the attention of the committee and approved prior to the completion of the audit by the committee or by one or more members of the committee to whom authority to grant such approval has been delegated by the committee.

         Nominations. During 2003, the Board of Directors did not have a standing nominating committee, the functions of which were performed by the full Board of Directors. A standing nominating committee, consisting of all of the members of the Board of Directors who are "independent directors" within the meaning of NASD Rule 4200, was established in January 2004. The nominating committee will be responsible in the future for the evaluation of nominees for election as director, the nomination of director candidates for election by the shareholders and evaluation of sitting directors. The Board of Directors has adopted a charter addressing the nominations process. A copy of the charter is available on the Company's website at www.eaglebankmd.com.

         The Board has not developed a formal policy for the identification or evaluation of nominees. In general, when the Board determines that expansion of the Board or replacement of a director is necessary or appropriate, the nominating committee will review, through candidate interviews with members of the Board and management, consultation with the candidate's associates and through other means, a candidate's honesty, integrity, reputation in and commitment to the community, judgment, personality and thinking style, willingness to invest in the Company, residence, willingness to devote the necessary time, potential conflicts of interest, independence, understanding of financial statements and issues, and the willingness and ability to engage in meaningful and constructive discussion regarding Company issues. The committee would review any special expertise, for example, expertise that qualifies a person as an audit committee financial expert, and membership or influence in a particular geographic or business target market, or other relevant business experience. To date the Company has not paid any fee to any third party to identify or evaluate, or to assist it in identifying or evaluating, potential director candidates.

         At the meeting, three directors who were appointed to the Board of Directors after the last annual meeting of shareholders are standing for election. Mr. Margolius has been a director of the Bank since June 2000. His selection as a director of the Company in September 2003 was based upon the recommendation of all of the then current members of the Board of Directors. Mr. Alperstein was recommended for appointment to the Board of Directors by Mr. Abel. Mr. Flynn was appointed as a director when he became President of the Bank in January 2004.

         The nominating committee will consider director candidates nominated by shareholders during such times as the Company is actively considering obtaining new directors. Candidates recommended by shareholders will be evaluated based on the same criteria described above. Shareholders desiring to suggest a candidate for consideration should send a letter to the Company's Secretary and include:
(a) a statement that the writer is a shareholder (providing evidence if the person's shares are held in street name) and is proposing a candidate for consideration; (b) the name and contact information for the candidate; (c) a statement of the candidate's business and educational experience; (d) information regarding the candidate's qualifications to be director, including but not limited to an evaluation of the factors discussed above which the Board would consider in evaluating a candidate; (e) information regarding any relationship or understanding between the proposing shareholder and the candidate; (f) information regarding potential conflicts of interest; and (g) a statement that the candidate is willing to be considered and willing to serve as director if nominated and elected. Because of the limited resources of the Company and the limited opportunity to seek additional directors, there is no assurance that all shareholder proposed candidates will be fully considered, that all candidates will be considered equally, or that the proponent of any candidate or the proposed candidate will be contacted by the Company or the Board, and no undertaking to do so is implied by the willingness to consider candidates proposed by shareholders.

         Compensation. During 2003, the Company's Board of Directors did not have a standing compensation committee. The Benefits Committee of the Bank, which served as the compensation committee for the Company prior to 2004, is currently comprised of Mr. Blitz, the Chairman, and Messrs. Abel, Paul, Dworken, Flynn, Goodman, Lee, Natovitz, Rogers and Weinstein. The Benefits Committee is responsible, together with management, for the adoption of the Company's personnel policies and establishing salary and compensation guidelines and levels for all Company officers and personnel, other than executive officers of the Company. The Benefits Committee recommends executive officer compensation levels to the Company's Board of Directors. Executive officer compensation decisions are determined by the members of the Board of Directors who are "independent directors" within the meaning of NASD Rule 4200(a)(15). Messrs. Paul and Flynn do not participate in, or remain present during Board discussions of their compensation. The Benefits Committee is also responsible for annually nominating the officers of the Company and Bank and evaluating the performance thereof. During the 2003 fiscal year, the Benefits Committee met three (3) times.

AUDIT COMMITTEE REPORT

         The Audit Committee has been appointed to assist the Board of Directors in fulfilling the Board's oversight responsibilities by reviewing the financial information that will be provided to the shareholders and others, the systems of internal controls established by management and the Board and the independence and performance of the Company's audit process.

         The Audit Committee has:

         (1) reviewed and discussed with management the audited financial statements included in the Company's Annual Report and Form 10-K;

         (2) discussed with Stegman and Company, the Company's independent auditors, the matters required to be discussed by statement of Auditing Standards No. 61, and has received the written disclosures and letter from Stegman and Company, as required by Independence Standards Board Standard No. 1; and

         (3) discussed with Stegman and Company, its independence.

Based on these reviews and discussions, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company's annual report on Form 10-K for the year ended December 31, 2003. The Audit Committee has also considered whether the amount and nature of non-audit services provided by Stegman and Company is compatible with the auditor's independence.

                         Members of the Audit Committee
                         Dudley C. Dworken, Chairman
                         Leonard L. Abel
                         Leslie M. Alperstein
                         Eugene F. Ford, Sr.

DIRECTORS' COMPENSATION

         During 2003, each non-employee director other than Mr. Abel and Mr. Paul, was entitled to elect to receive cash compensation of $200, or stock options to purchase 15 shares for each meeting of the Board of Directors of the Company, the Board of Directors of the Bank or a committee of the Board of the Company or the Bank attended. Additionally, directors of both the Company and the Bank are eligible to receive grants of warrants or options under the Company's Option Plan. In 2003, an aggregate of $18,000 in meeting fees were paid to members of the Board of Directors of the Company and $149,734 was paid to members of the Board of Directors of the Bank, and options to purchase an aggregate of 600 shares of common stock were issued in lieu of meeting fees to Bank directors.

         During 2003, Mr. Abel, the Chairman of the Board of Directors of the Company received an annual payment of $36,000 in lieu of regular director fees from the Company and the Bank, as well as options to purchase 6,000 shares of common stock. The options vest immediately and have an exercise price of $17.67 per share. Mr. Abel and the Company are parties to an agreement governing his service and compensation as Chairman. The term of Mr. Abel's current agreement expires on December 31, 2006. On each December 31, the term of the agreement automatically extends for one additional year, unless Mr. Abel has given notice of his intention not to renew the term. Under his agreement, Mr. Abel is entitled to receive an annual fee, currently $48,000, subject to periodic increase, in lieu of all other fees for service on the Boards of Directors or any committees of the Company and the Bank. In the event of termination of Mr. Abel's service for any reason other than for cause (as defined), Mr. Abel (or his estate), is entitled to receive an amount equal to 2.99 times his then current annual fee, subject to certain limitations in the event that his termination occurs in connection with a change in control (as defined) of the Company or the Bank. If Mr. Abel were entitled to receive the termination benefits as of the date hereof, he would receive approximately $143,520.

EXECUTIVE COMPENSATION

The following table sets forth a comprehensive overview of the compensation for Mr. Paul, the President of the Company, and the four most highly compensated executive officers of the Company and one former officer of the Company (including officers of the Bank) who received total salary and bonuses of $100,000 or more during the fiscal year ended December 31, 2003.

                                                                                      Long-term
                                                Annual Compensation               Compensation Awards
                                   ---------------------------------------------- --------------------------------------
                                                                                     Securities           All Other
   Name and Principal Position         Year           Salary          Bonus       Underlying Options   Compensation($)
---------------------------------- -------------- --------------- --------------- -------------------- -----------------
Ronald D. Paul, President              2003          $ 90,000        $     0             28,000            $     0
                                       2002          $ 90,000        $     0              4,000            $     0
                                       2001          $ 50,000        $     0              2,756(1)         $     0
Thomas D. Murphy, Executive Vice
President- Chief Operating
Officer of the Bank                    2003          $182,500        $ 5,000              2,750            $17,577(2)
                                       2002          $170,000        $12,500                -0-            $18,434(3)
                                       2001          $160,000        $ 6,077             11,900(1)         $14,300(4)

                                                                                      Long-term
                                                Annual Compensation               Compensation Awards
                                   ---------------------------------------------- --------------------------------------
                                                                                      Securities         All Other
   Name and Principal Position         Year           Salary          Bonus       Underlying Options   Compensation($)
---------------------------------- -------------- --------------- --------------- -------------------- -----------------
Susan G. Riel, Executive Vice          2003          $135,000        $ 5,000             2,750            $12,255(5)
President - Chief Administrative       2002          $122,500        $12,500               -0-            $ 7,735(6)
Officer of the Bank                    2001          $115,000        $ 5,212             7,400(1)         $ 7,050(7)

Wilmer L. Tinley, Executive Vice       2003          $117,000        $ 5,000             2,750            $ 3,510(8)
President of the Bank - Chief          2002          $106,000        $12,500               -0-            $ 3,180(9)
Financial Officer of the Company       2001          $ 95,000        $ 3,000             7,400(1)         $ 2,850(10)
and Bank

Martha Foulon-Tonat, Executive         2003          $135,000        $ 5,000             2,750            $12,255(11)
Vice President - Chief Lending         2002          $122,500        $12,500               -0-            $ 9,675(12)
Officer of the Bank                    2001          $115,000        $ 5,212             7,400(1)         $ 9,013(13)

H.L. Ward, President and Chief         2003          $220,000           -0-              3,250            $27,685(14)
Executive Officer of the Bank,         2002          $205,250        $15,000               -0-            $17,815(15)
Executive Vice President of the        2001          $195,250        $ 6,755            12,400(1)         $16,601(16)
Company (through October 2003)


--------------------------
(1) As adjusted to reflect the 40% stock split in the form of a dividend paid on June 15, 2001.
(2) Includes $7,800 car allowance, $4,302 insurance premiums and $5,475 401(k) matching contribution.
(3) Includes $7,800 car allowance, $5,534 insurance premium and $5,100 401(k) matching contribution.
(4) Includes $6,000 car allowance, $2,190 insurance premiums and $4,650 401(k) matching contribution.
(5)  Includes $7,800 car allowance and $4,455 401(k) matching contribution.
(6)  Includes $3,600 car allowance and $3,675 401(k) matching contribution.
(7)  Includes $3,600 car allowance and $3,450 401(k) matching contribution.
(8)  Represents $3,150 401(k) matching contribution.
(9)  Represents $3,180 401(k) matching contribution
(10) Represents $2,850 401(k) matching contribution
(11) Includes $7,800 car allowance and $4,455 401(k) matching contribution.
(12) Includes $6,000 car allowance and $3,675 401(k) matching contribution.
(13) Includes $6,000 car allowance and $3,013 401(k) matching contribution.
(14) Includes $9,000 in car allowance, $6,600 401(k) matching contribution, $8,462 payment for unused vacation at his termination of employment and $3,623 insurance premiums. In addition Mr. Ward is entitled to receive $18,333 per month through June 30, 2005, and should Mr. Ward elect to continue his health and dental insurance under COBRA, payment of health insurance premiums by the Company to the same extent as the Company pays premiums for other executive officers, or approximately $255 per moth at current rates, subject to his continued compliance with certain noncompetition provisions.
(15) Includes $9,000 car allowance, $3,315 insurance premiums and $5,500 401(k) matching contribution.
(16) Includes $9,000 car allowance, $2,275 insurance premiums and $5,325 401(k) matching contribution.

                        OPTION GRANTS IN LAST FISCAL YEAR


                                            Percent of                                        Potential Realizable Value at
                         Number of         Total Options                                       Assumed Annual Rate of Stock
                        Securities          Granted to     Exercise                         Price Appreciation for Option Term
                        Underlying         Employees in    Price Per                        ---------------------------------
        Name          Options Granted       Fiscal Year      Share      Expiration Date            5%              10%
-------------------   ---------------      -------------   ---------   ------------------       --------         --------
Ronald D. Paul        4,000 aggregate (1)      6.97%           (1)           (1)                $ 37,850         $ 95,919
                           24,000 (2)         41.81%         $17.67     December 30 2013        $277,814         $710,036
Thomas D. Murphy            2,750              4.79%         $13.84       May 28, 2013          $ 23,936         $ 60,658
Susan G. Riel               2,750              4.79%         $13.84       May 28, 2013          $ 23,936         $ 60,658
Wilmer L. Tinley            2,750              4.79%         $13.84       May 28, 2013          $ 23,936         $ 60,658
Martha Foulon-Tonat         2,750              4.79%         $13.84       May 28, 2013          $ 23,936         $ 60,658
H.L. Ward                   3,250              5.66%         $13.84       May 28, 2013          $ 28,288         $ 71,687

-------------------

(1) Under his former employment contract, Mr. Paul was entitled to an aggregate of 4,000 options per year, issued quarterly and priced at the end of each month, based on the then current fair market value, and were immediately exercisable. During 2003, Mr. Paul received such options as follows:

(Footnotes continue on the following page)

           Number of Securities       Exercise Price Per
        Underlying Options Granted          Share            Expiration Date
        --------------------------    ------------------    ------------------
                   333                      $14.00          January 30, 2013
                   333                      $14.82          February 27, 2013
                   334                      $13.75          March 30, 2013
                   333                      $13.72          April 29, 2013
                   333                      $13.75          May 30, 2013
                   334                      $15.00          June 29, 2013
                   333                      $13.68          July 30, 2013
                   333                      $14.40          August 30, 2013
                   334                      $15.20          September 29, 2013
                   333                      $17.36          October 30, 2013
                   333                      $17.20          November 29, 2013
                   334                      $17.67          December 30, 2013

(2) Granted in connection with Mr. Paul's new employment contract. The options vest as follows: 2,263 upon grant; 5,659 on January 15, 2004; 5,659 on January 15, 2005, 5,659 on January 15, 2006 and 4,760 on January 15, 2007.
     In the event of termination of Mr. Paul's employment (other than for cause) all unvested options immediately vest.

               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                          FISCAL YEAR END OPTION VALUES


                                                          Number of Securities         Value of Unexercised
                         Shares                         Underlying Unexercised         In-The-Money Options
                      Acquired on                    Options at December 31, 2003      at December 31, 2003
       Name            Exercise     Value Realized     Exercisable/Unexercisable    Exercisable/Unexercisable(1)
-------------------   -----------   --------------   ----------------------------   ----------------------------
Ronald D. Paul            -0-             $0                87,391/21,737                  $940,635/$0
Thomas D. Murphy          -0-             $0                  30,400/0                     $286,977/$0
Susan G. Riel             -0-             $0                  18,900/0                     $169,422/$0
Wilmer L. Tinley          -0-             $0                  17,500/0                     $152,930/$0
Martha Foulon-Tonat       -0-             $0                  18,900/0                     $169,422/$0
H.L. Ward(2)              -0-             $0                  34,025/0                     $324,097/$0

-------------------

(1)  Based on the $17.67 closing price on December 31, 2003.
(2) Mr. Ward exercised all of his options in January 2004, realizing an aggregate of $323,296.

         The Company and Mr. Paul are parties to an employment agreement governing his service and compensation as President of the Company. The current term of Mr. Paul's employment agreement expires on December 31, 2006. On each December 31, the term of the agreement automatically extends for one additional year, unless Mr. Paul has given notice of his intention not to renew the term. Under his agreement, Mr. Paul is entitled to receive a current annual base salary of $90,000, subject to periodic increase. Mr. Paul is also entitled to receive options to purchase 24,000 shares of common stock, vesting over a four year period, subject to acceleration upon termination of employment, with a $17.67 exercise price. Mr. Paul may also receive a bonus in the discretion of the Board of Directors. The compensation under Mr. Paul's employment agreement is in lieu of all other fees for service on the Boards of Directors or any committees of the Company and the Bank. In the event of termination of Mr. Paul's employment for any reason other than for cause (as defined), Mr. Paul (or his estate), is entitled to receive and amount in cash equal to 2.99 times his then current base salary, subject to certain limitations in the event that his termination occurs in connection with a change in control (as defined) of the Company or the Bank. If Mr. Paul were entitled to receive the termination benefits as of the date hereof, he would receive approximately $269,100.

         Mr. Murphy has an employment agreement with EagleBank pursuant to which he serves as Executive Vice President and Chief Operating Officer of the Bank. Mr. Murphy, pursuant to his agreement, which expires December

31, 2006, is entitled to a current annual base salary of $196,250, $600,000 of Bank paid life insurance (at standard rates), a $7,800 annual car allowance, and participation in all other health, welfare, benefit, stock, option and bonus plans, if any, generally available to officers or employees of the Bank or the Company. If Mr. Murphy's employment is terminated without cause for reasons other than death, disability or in connection with a change in control (as defined), he would be entitled to receive continued payment of base salary through the end of the term of his agreement, subject to his compliance with certain noncompete provisions of the employment agreement. In the event of termination of Mr. Murphy's employment, or reduction in his compensation or position or responsibilities within 120 days before or after a change in control, or the voluntary termination of employment within the 30 day period following 120 days after a change in control, Mr. Murphy would be entitled to receive a lump sum payment equal to 2.99 times his base salary, subject to adjustment to avoid adverse tax consequences resulting from characterization of such amount for tax purposes as a "parachute payment." If Mr. Murphy were entitled to receive the termination benefits as of the date hereof, he would receive a maximum of approximately $586,787.

         Ms. Riel has an employment agreement with EagleBank pursuant to which she serves as Executive Vice President and Chief Administrative Officer of the Bank. Ms. Riel, pursuant to her agreement, which expires December 31, 2006, is entitled to a current annual base salary of $148,500, $600,000 of Bank paid life insurance (at standard rates), a $7,800 car allowance and participation in all other health, welfare, benefit, stock, option and bonus plans, if any, generally available to officers or employees of the Bank or the Company. If Ms. Riel's employment is terminated without cause for reasons other than death, disability or in connection with a change in control (as defined), she would be entitled to receive continued payment of base salary through the end of the term of her agreement, subject to her compliance with certain noncompete provisions of the employment agreement. In the event of termination of Ms. Riel's employment, or reduction in her compensation or position or responsibilities within 120 days before or after a change in control, or the voluntary termination of employment within the 30 day period following 120 days after a change in control, Ms. Riel would be entitled to receive a lump sum payment equal to 2.99 times her base salary, subject to adjustment to avoid adverse tax consequences resulting from characterization of such amount for tax purposes as a "parachute payment." If Ms. Riel were entitled to receive the termination benefits as of the date hereof, she would receive a maximum of approximately $444,015.

         Mr. Tinley has an employment agreement with EagleBank pursuant to which he serves as Executive Vice President and Chief Financial Officer of the Bank. Mr. Tinley, pursuant to his agreement, which expires December 31, 2006, is entitled to a current annual base salary of $134,500, $600,000 of Bank paid life insurance (at standard rates), a $7,800 annual car allowance, and participation in all other health, welfare, benefit, stock, option and bonus plans, if any, generally available to officers or employees of the Bank or the Company. If Mr. Tinley's employment is terminated without cause for reasons other than death, disability or in connection with a change in control (as defined), he would be entitled to receive continued payment of base salary through the end of the term of his agreement, subject to his compliance with certain noncompete provisions of the employment agreement. In the event of termination of Mr. Tinley's employment, or reduction in his compensation or position or responsibilities within 120 days before or after a change in control, or the voluntary termination of employment within the 30 day period following 120 days after a change in control, Mr. Tinley would be entitled to receive a lump sum payment equal to 2.99 times his base salary, subject to adjustment to avoid adverse tax consequences resulting from characterization of such amount for tax purposes as a "parachute payment." If Mr. Tinley were entitled to receive the termination benefits as of the date hereof, he would receive a maximum of approximately $402,155.

         Ms. Tonat has an employment agreement with the Bank pursuant to which she serves as Executive Vice President and Chief Lending Officer of the Bank. Ms. Tonat, pursuant to her agreement, which expires December 31, 2006, is entitled to a current annual base salary of $148,500, $600,000 of Bank paid life insurance (at standard rates), a $7,800 car allowance, and participation in all other health, welfare, benefit, stock, option and bonus plans, if any, generally available to officers or employees of the Bank or the Company. If Ms. Tonat's employment is terminated without cause for reasons other than death, disability or in connection with a change in control (as defined), she would be entitled to receive continued payment of base salary through the end of the term of her agreement, subject to her compliance with certain noncompete provisions of the employment agreement. In the event of termination of Ms. Tonat's employment, or reduction in her compensation or position or responsibilities within 120 days before or after a change in control, or the voluntary termination of employment within the 30 day period following 120 days after a change in control, Ms. Tonat would be entitled to receive a lump sum payment equal to 2.99 times her base salary, subject to adjustment to avoid adverse tax consequences resulting from characterization of such amount for tax purposes as a "parachute payment." If Ms. Tonat were entitled to receive the termination benefits as of the date hereof, she would receive a maximum of approximately $444,015.

         Employee Benefit Plans. The Bank provides a benefit program which includes health and dental insurance, life and long term and short term disability insurance and a 401(k) plan under which the Company makes matching contributions up to 3% of an employee's salary, for substantially all full time employees.

         Stock Option Plan. The Company maintains a stock option plan, adopted by shareholders at the 1999 annual meeting, to attract, retain, and motivate key officers of the Company and the Bank by providing them with a stake in the success of the Company as measured by the value of its shares.

         The 1998 Stock Option Plan (the "Option Plan") is administered by a committee (the "Committee"), appointed by the Board of Directors of the Company, consisting of not less than two (2) members of the Board and up to three (3) additional members, who may be members of the Board of Directors, members of the Bank's Board of Directors, or non-director officers of the Company or the Bank. Members of the Committee may be Employee Directors or Non-Employee Directors, and serve at the pleasure of the Board of Directors. In the absence at any time of a duly appointed Committee, the Option Plan will be administered by the full Board of Directors.

         The purpose of the Option Plan is to advance the interests of the Company by providing directors and selected key employees of the Bank, the Company, and their affiliates with the opportunity to acquire shares of common stock. By encouraging such stock ownership, the Company seeks to attract, retain and motivate the best available personnel for positions of substantial responsibility and to provide additional incentive to directors and key employees of the Company, the Bank and any affiliate to promote the success of the business as measured by the value of its shares, and to increase the commonality of interests among directors, key employees and other shareholders.

         Under the Option Plan, 579,025 shares of common stock (as adjusted for the 25% stock split in the form of a dividend paid on March 31, 2000 and the 40% stock split in the form of a dividend paid on June 15, 2001), may be issued upon the exercise of "Options" granted under the Option Plan. At the meeting, the shareholders are being asked to increase the number of shares available under the Option Plan by 300,000, to an aggregate of 879,025.

         Under the Option Plan, the Committee may grant incentive stock options ("ISOs") or non-incentive stock options ("Non-ISOs") to such key employees as the Committee may designate, and may grants warrants ("Warrants") and other Non-ISOs to directors of the Company, the Bank and their affiliates. ISOs, Non-ISOs and Warrants are collectively referred to as "Options." In the event of any merger, consolidation, recapitalization, reorganization, reclassification, stock dividend, split-up, combination of shares or similar event in which the number or kind of shares is changed without receipt or payment of consideration by the Company, the Committee will adjust both the number and kind of shares of stock as to which Options may be awarded under the Option Plan, the affected terms of all outstanding Options, and the aggregate number of shares of common stock remaining available for grant under the Option Plan. If any Option expires, becomes unexercisable or is forfeited for any reason without having been exercised or becoming vested in full, the shares of common stock subject to such Options will be available for the grant of additional Options unless the Option Plan has expired or otherwise been terminated.

         The exercise price of Options may not be less than 100% of the fair market value of the common stock on the date of grant. In the case of an optionee who owns more than 10% of the outstanding common stock on the date of grant, such option price may not be less than 110% of fair market value of the shares. As required by federal tax laws, to the extent that the aggregate fair market value (determined when an ISO is granted) of the common stock with respect to which ISOs are exercisable by an optionee for the first time during any calendar year (under all plans of the Company and of any subsidiary) exceeds $100,000, the Options will be treated as Non-ISOs, and not as ISOs. A Participant may, under the 1998 Option Plan, receive additional options notwithstanding the earlier grant of options and regardless of their having been exercised, expired, or surrendered.

         The Option Plan has a term of 10 years from December 9, 1998, its effective date, after which date no Options may be granted. The maximum term for an Option is 10 years from its date of grant, except that the maximum term of an ISO may not exceed five years if the optionee owns more than 10% of the common stock on the date of grant.

         As of December 31, 2003, the Company had Options for the purchase of 485,597 shares of common stock issued and outstanding under the Option Plan. In connection with the execution of their new employment agreements, each of Mr. Murphy, Ms. Riel, Mr. Tinley and Ms. Tonat were granted options to purchase 5,000 shares of common stock, vesting in two equal installments over a one year period and Mr. Flynn was granted immediately exercisable options to purchase 15,000 shares of common stock. Additionally, subsequent to December 31, 2003, two Bank directors were granted options to purchase an aggregate of 165 shares of common stock. At March 12, 2004, Options to acquire 30,363 shares of common stock remained available for issuance pursuant to the Option Plan. Subsequent to December 31, 2003 and through March 12, 2004 Options to purchase 41,964 shares were exercised.

         Securities Authorized for Issuance Under Equity Compensation Plans. The following table sets forth information regarding outstanding options and other rights to purchase common stock granted under the Company's compensation plans as of December 31, 2003:

                      Equity Compensation Plan Information


                                                                                                     Number of securities
                                       Number of securities       Weighted average exercise        remaining available for
                                         to be issued upon          price of outstanding         future issuance under equity
                                      exercise of outstanding         options, warrants         compensation plans (excluding
          Plan category            options, warrants and rights          and rights           securities reflected in column (a)
--------------------------------------------------------------------------------------------------------------------------------
                                                (a)                          (b)                              (c)
Equity compensation plans
approved by security holders (1)              485,597                       $7.98                           70,528
Equity compensation plans not
approved by security holders                    -0-                           -0-                             -0-
              Total                           485,597                       $7.98                           70,528

(1) Consists of the Company's 1998 Stock Option Plan. For additional information, see Note 11 to the consolidated financial statements for the year ended December 31, 2003. Does not include proposed increase in the number of shares subject to the 1998 Stock Option Plan, or the Employee Stock Purchase Plan, which are being voted upon at the meeting. Does not reflect grants made subsequent to December 31, 2003.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

         Set forth below is certain information regarding persons who are executive officers of the Company or the Bank and who are not directors of the Company or the Bank. Except as otherwise indicated, the occupation listed has been such person's principal occupation for at least the last five years.

         Susan G. Riel. Ms. Riel, 54, Executive Vice President - Chief Administrative Officer of the Bank, previously served as Executive Vice President - Chief Operating Officer of Columbia First Bank, FSB from 1989 until that institution's acquisition by First Union Bancorp in 1995. Ms. Riel has over 25 years of experience in the commercial banking industry.

         Wilmer L. Tinley, Jr. Mr. Tinley, 65, Executive Vice President and Chief Financial Officer of the Company and the Bank since June 1998, operated his own tax, accounting and business services company from 1992 through 1998. Prior to that time, he served as the President and Chief Executive Officer of Montgomery National Bank (later Allegiance) from its organization in 1987 until 1992.

         Martha Foulon-Tonat. Ms. Tonat, 48, Executive Vice President and Chief Lending Officer of the Bank, served at Allegiance Bank from January 1990 to December 1997. Her duties included being Senior Vice President and Chief Lending Officer. Prior to her service at Allegiance Bank Ms. Tonat served at various commercial banks in the area. She has over 21 years experience in the commercial banking industry.

REPORT OF THE COMPENSATION COMMITTEE

         The Benefits Committee of the Bank serves as the Compensation Committee of the Company. The Benefits Committee's duty is to review compensation policies applicable to executive officers of the Bank; to consider the relationship of corporate performance to that compensation; to approve salary and bonus levels for senior officers of the

Bank, other than those who are executive officers of the Company; to administer various incentive plans of the Bank; to oversee the compensation system for all positions in the Bank; to consider the role of incentive pay, benefits and stock options in overall compensation; and to annually nominate the officers of the Company and Bank.

         The Company's Board of Directors did not have a standing compensation committee during 2003. The Benefits Committee of the Bank, also served as the compensation committee for the Company, and is comprised of Mr. Blitz, the Chairman, Messrs. Abel, Paul, Dworken, Flynn, Goodman, Lee, Rogers and Weinstein and Ms. Natovitz. The Benefits Committee recommends executive officer compensation levels to the Company's Board of Directors. Compensation decisions for the Chief Executive Officer and other executive officers of the Company and Bank are determined by the members of the Board of Directors who are "independent directors" within the meaning of NASD Rule 4200(a)(15). Messrs. Paul and Flynn do not participate in, or remain present during, Board discussions and/or voting on their compensation. They may participate in discussions relative to other executive officers, however, they do not vote on any actions taken.

         Under the Bank's compensation policies, which have been established by the Benefits Committee, bonus and incentive compensation is paid, and changes in base compensation are made, based both on the individual executive officer's performance, and the performance of the entire Bank. The Committee considers a number of factors when assessing performance, including but not limited to salaries paid by financial services companies, profits during the past year relative to profit plans, results of federal regulatory examinations, growth, and changes in shareholder value. Individual executive performance is based upon its determination of the officer's contributions to the performance of EagleBank and the accomplishment of the Bank's strategic goals. In assessing performance for the purposes of establishing base salaries, the members of the Committee do not make use of a mechanical formula, but instead weigh the factors described above as they deem appropriate in the circumstances. The 2003 salary levels of the Bank's executive officers were established consistent with this compensation policy.

         The compensation of Mr. Paul, the President and Chief Executive Officer of the Company, represents a negotiated amount recommended by the Chairman of the Company and approved by independent directors of the Company, within the meaning of NASD Rule 4200(a)(15), as stated above. A substantial portion of the compensation paid to Mr. Paul is in the form of options to purchase common stock. During 2003 Mr. Paul was entitled to receive options to purchase 4,000 shares, in substantially equal monthly installments, at the fair market value as of month end. In connection with a new employment agreement, Mr. Paul was granted options to purchase 24,000 shares of common stock, as described under "Executive Compensation" above.

         Executive officers have been granted incentive stock options under Eagle Bancorp's Stock Option Plans. The purposes of the Stock Option Plans are to attract, retain, and motivate key officers by providing them with a stake in the success of Eagle Bancorp as measured by the value of its shares. Options are granted at exercise prices equal to the fair market value of the shares on the dates of grant. The Stock Option Committee, which consists of the Chairman of the Board of Eagle Bancorp, the Chairman of the Board of the Bank, and the President/CEO of the Bank, has the responsibility for granting stock options to key employees (other than Mr. Paul, Mr. Flynn and other executive Officers of the Company, whose awards are recommended by the Stock Option Committee and approved by the independent member of the Board of Directors) and administering the plans. The Senior Staff of EagleBank recommends to the Stock Option Committee the recipients and the amounts and other terms of options to be granted. The Committee believes that the granting of stock options is a most appropriate form of long term compensation for executive officers, since awards of equity encourage ownership in the success of the Company. Stock option grants are discretionary and are limited by the terms and conditions of the Company's Stock Option Plan. The Committee and the Board of Directors intend to monitor developments with to respect changes in the accounting for stock options and the impact of such changes on the results of operations of the Company, and to consider alternative methods of providing incentive compensation to employees and officers of the Company.

         The Bank also pays discretionary cash bonuses to executive officers of the Bank. Annual bonuses are accrued as of the end of the fiscal year and are paid in January. Bonus amounts are determined in the discretion of the Benefits Committee following consideration of overall Company performance, individual performance and planned increases in base compensation. Bonus compensation determinations for executive officers of the Company are made in the same manner as salary determinations for such officers.

         In conclusion, the Benefits Committee believes that executive compensation should be competitive yet reasonable, and be reflective of overall performance of the Company.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The Bank has had, and expects to have in the future, banking transactions in the ordinary course of business with some of its and the Company's directors, officers, and employees and their associates. In the past, substantially all of such transactions have been on the same terms, including interest rates, maturities and collateral requirements as those prevailing at the time for comparable transactions with non-affiliated persons and did not involve more than the normal risk of collectibility or present other unfavorable features.

         The maximum aggregate amount of loans (including lines of credit) to officers, directors and affiliates of the Company at December 31, 2003 amounted to $5,028,589 representing approximately 22% of the Company's total shareholders' equity at December 31, 2003. In the opinion of the Board of Directors, the terms of these loans are no less favorable to the Bank than terms of the loans from the Bank to unaffiliated parties. On December 31, 2003, $3,890,972 of loans were outstanding to individuals who, during 2003, were officers, directors or affiliates of the Company. At the time each loan was made, management believed that the loan involved no more than the normal risk of collectibility and did not present other unfavorable features. None of such loans were classified as Substandard, Doubtful or Loss.

                          STOCK PERFORMANCE COMPARISON

         The following table compares the cumulative total return on a hypothetical investment of $100 in the Company's common stock on December 31, 1998 through December 31, 2003, with the hypothetical cumulative total return on the Nasdaq Stock Market Index (U.S. Companies) and the Nasdaq Bank Index for the comparable period.

[GRAPHIC OMITTED]

                     Eagle Bancorp   Nasdaq Composite   Nasdaq Bank Stock
      Date           Common Stock         Index               Index
-----------------    -------------   ----------------   -----------------
December 31, 1998       100.00%           100.00%             100.00%
December 31, 1999       101.87%           185.59%              92.02%
December 31, 2000       101.53%           112.67%             105.52%
December 31, 2001       172.33%            88.95%             116.15%
December 31, 2002       231.92%            60.91%             121.40%
December 31, 2003       300.00%            91.37%             157.74%

                          AMENDMENT OF THE OPTION PLAN

         At the meeting, the shareholders are being asked to approve an amendment to the Company's Option Plan in order increase the number of shares of common stock reserved for issuance under the plan, and the number of shares of common stock for which options may be granted, by 300,000 to an aggregate of 879,025, of which 330,363 will be available for future grants.

         The purpose of the Option Plan is to advance the interests of the Company by providing selected key employees and the directors of the Company and its subsidiaries with the opportunity to acquire shares of common stock. By encouraging stock ownership, the Company seeks to attract, retain and motivate the best available personnel for positions of substantial responsibility and to provide additional incentive to key employees and directors of the Company to promote the success of the business, as measured by the value of its shares, and to increase the commonality of interests among key employees, directors and other shareholders.

         The principal features of the Option Plan are described above under the caption "Executive Compensation - Employee Benefit Plans - Stock Option Plan." Except as proposed to be amended hereby, the provisions of the Option Plan as currently in effect will continue in full force and effect.

REASONS FOR THE AMENDMENT

         Since adoption of the Option Plan, awards for an aggregate of 512,497 shares have been granted to directors, officers and employees of the Company and the Bank or reserved for future issuance in accordance with the terms of outstanding awards. As of March 12, 2004 only 30,363 shares remain available for issuance under the Option Plan. The Board of Directors feels that this number of shares is inadequate to permit the Company to appropriately compensate employees, officers and directors in coming years.

         The Board of Directors believes that the availability of a stock based compensation program intended to provide directors, officers and key employees with at least a moderate portion of their overall compensation package, and that will enable them to participate in the growth and prosperity of the Company as reflected in the stock price, is necessary in order to attract and retain high caliber directors, officers and employees in key positions. The Board of Directors also believes that such a plan is necessary to align the interests of such persons with the interests of the Company's stockholders, which will increase their incentive to improve the Company's performance. As such, the Board of Directors believes that the authorization of additional shares for issuance under the Option Plan is necessary in order to permit the Company's continued growth and profitability.

         If the amendment to the Option Plan is approved, the total number of shares subject to issuance under outstanding and future awards pursuant to the Option Plan will be 815,960, or 15.11% of the outstanding common stock at March 12, 2004, and 13.12% of the common stock assuming the exercise of all Options.

         Certain Federal Income Tax Consequences of the Option Plan. A recipient recognizes no taxable income at the time an Option is granted under the Option Plan. With regard to Non-ISO's and Warrants, ordinary income is recognized by the recipient at the time of his or her exercise of an Option. The amount of income equals the difference between the exercise price and the fair market value of the shares on the date of exercise. Tax withholding is required on such income. When a recipient disposes of shares acquired upon exercise of the Option, any amount received in excess of the fair market value of the shares on the date of exercise is treated as long or short-term capital gain, depending upon the holding period of the shares, and if the amount received is less than the fair market value of the shares on the date of exercise, the loss will be treated as long or short-term capital loss, depending upon the holding period of the shares.

         With regard to ISO's, no income is recognized by a recipient upon exercise. However, the excess of the fair market value of the shares received on exercise over the exercise price is an adjustment to the recipient's taxable income for purposes of computing the recipient's alternative minimum taxable income. Assuming compliance with applicable holding period requirements for ISO's, a recipient realizes long-term capital gain or loss when he disposes of his shares, measured by the difference between the exercise price and the amount received for the shares at the time of disposition. If the recipient disposes of shares acquired by the exercise of the Option before the expiration of at least one year from the date of exercise and two years from the date of grant of the Option, any amount realized from such disqualifying disposition is taxable as ordinary income in the year of disposition to the extent that the lesser of (i) fair market value on the date the Option was exercised or (ii) the amount realized upon such disposition, exceeds the exercise price. Any amount realized in excess of fair market value on the date of exercise will be treated as long or short-term capital gain, depending upon the holding period of the shares. If the amount realized upon such disposition is less than the exercise price, the loss is treated as long or short-term capital loss, depending upon the holding period of the shares.

         No deduction is allowed to the Company for federal income tax purposes at the time of grant of a Non-ISO or Warrant or at the time of grant or exercise of an ISO. The Company is entitled to a deduction for federal income tax purposes at the same time and in the same amount as the recipient is considered to have recognized ordinary income in connection with the exercise of a Non-ISO or Warrant. In the event of a disqualifying disposition of shares received upon exercise of an ISO, the Company is entitled to a deduction for the amount taxable to the recipient as ordinary income.

         Financial Effects to the Company of Grants of Options. The Company receives no monetary consideration for the grant of Options under the Option Plan. It will receive no monetary consideration other than the Option exercise price for shares of common stock issued to Optionees upon the exercise of their Options. Under current accounting standards, recognition of compensation expense is not required when options qualified under Section 423 of the Code are granted. Proposed changes in accounting standards may affect the financial effect to the Company of the grant of options under the Purchase Plan. The Company intends to monitor developments in accounting requirements and will consider them in future compensation determinations.

         Vote Required and Recommendation of the Board of Directors. The affirmative vote of a majority of the votes cast at the meeting on the proposal to amend the Option Plan is required for the approval of the amendment to the Option Plan. THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE AMENDMENT.

                 PROPOSAL 3--APPROVAL OF THE EAGLE BANCORP, INC.
                          EMPLOYEE STOCK PURCHASE PLAN

         At the meeting, the shareholders are being asked to approve the Company's Employee Stock Purchase Plan (the "Purchase Plan"), which has been adopted by the Board of Directors. The Purchase Plan permits eligible employees to purchase shares of the Company's common stock at a discount, on a tax qualified basis. The Purchase Plan reserves 150,000 shares for issuance under its provisions. A copy of the Purchase Plan is included as Appendix B to this proxy statement. The summary description of the Purchase Plan provided below is qualified by reference to the full text of the Purchase Plan. THE BOARD OF DIRECTORS BELIEVES THAT APPROVAL OF THE PURCHASE PLAN IS IN THE BEST INTEREST OF THE COMPANY AND UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE PURCHASE PLAN.

PURPOSE OF THE PURCHASE PLAN

         The purpose of the Purchase Plan is to advance the interests of the Company by providing eligible employees of the Company and its subsidiaries with an opportunity to acquire a current ownership interest in the Company, through the purchase of common stock of the Company upon the exercise of short term options, so as to provide the employees with an additional incentive to advance the interests of the Company. Subject to shareholder approval, the Purchase Plan is intended to enable purchases to be effected at discount from the market value of the common stock, while permitting employees to defer recognition of income for the amount of the discount. Non-employee directors are not eligible to participate in the Purchase Plan.

DESCRIPTION OF THE PURCHASE PLAN

         Shares Subject to the Purchase Plan. The Purchase Plan reserves an aggregate of 150,000 shares of common stock for issuance upon the exercise of options granted under the Purchase Plan. Shares issued upon the exercise of options may be either authorized but unissued shares or repurchased shares. In the event of any merger, consolidation, recapitalization, reorganization, reclassification, stock dividend, split-up, combination of shares or similar event in which the number or kind of shares is changed without receipt or payment of consideration by the Company, the number and kind of shares of stock as to which options may be awarded under the Purchase Plan, the affected terms of all outstanding options, and the aggregate number of shares of common stock remaining available for grant under the Purchase Plan will be adjusted. If any option expires, becomes unexercisable or is forfeited for any reason without having been exercised or becoming vested in full, the shares of common stock subject to such options will be available for the grant of additional options unless the Purchase Plan has expired or otherwise been terminated. No adjustment will be made that causes the option to fail to continue to qualify as an option issued pursuant to an "employee stock plan" within the meaning of Section 423 of the Internal Revenue Code (the "Code").

         Eligibility. All of the employees of the Company and its subsidiaries are eligible to participate in the Purchase Plan, except any employee:

            o who at the date of grant has been employed by the Company or subsidiary for less than one year;
            o whose customary employment with the Company or subsidiary as of the date of grant is 20 hours or less per week;
            o whose customary employment with the Company or subsidiary is for not more than five months in any calendar year; or
            o who immediately after the grant of an option under the Purchase Plan to the employee would own stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company, calculated in accordance with the applicable Code sections.

         No employee will be required to purchase shares pursuant to the Purchase Plan, although every eligible employee will be granted an option under the Purchase Plan at any time that any eligible employee is granted an option under the Purchase Plan. As a result of his level of share ownership as calculated in accordance with the applicable Code sections, Mr. Paul is not currently eligible to participate in the Purchase Plan. Mr. Flynn is not currently eligible to participate in the Purchase Plan. Each of the other executive officers the compensation of whom is disclosed in this proxy statement is eligible to participate in the Purchase Plan.

         Administration. The Purchase Plan is administered by a committee consisting of at least three members of the Board of Directors (the "Committee"). The Committee has the discretionary authority to construe and interpret the Purchase Plan, to supply any omissions therein, to reconcile and correct any errors or inconsistencies, to decide any questions in the administration and application of the Purchase Plan, and to make equitable adjustments for any mistakes or errors made in the administration of the Plan. Decisions of the Board are final, conclusive and binding on all parties.

         Options. The Purchase Plan is effected through the issuance to all eligible employees of an option to purchase shares of common stock having a fair market value of up to a stated percentage, which may not be more than 10% nor less than 1%, of the employee's Base Compensation for the prior year. The percentage of Total Compensation will be the same for all eligible employees. No employee will be able to receive in one calendar year options to purchase more than $25,000 fair market value of common stock under this plan and under any other Section 423 stock purchase plan we may adopt.

         "Base Compensation" means gross compensation from the Company or any subsidiary for the relevant period, including overtime pay and commissions, but excluding bonuses, incentive plan compensation, severance pay, automobile and expense allowances or reimbursements, moving expenses and income from the exercise of nonqualified stock options, income from the disposition of incentive stock options or shares purchased under any employee stock purchase plan, from restricted stock or stock option awards, excess group life insurance premiums, or other extraordinary items of compensation. Gross compensation includes any amount that would be included in taxable income but for the fact that it was contributed to a qualified plan pursuant to an elective deferral under Section 401(k) of the Code.

         Unless otherwise provided in an agreement reflecting an option, options granted under the Purchase Plan will be exercisable immediately upon grant, , and must expire not later than the last business day of January in the calendar year following the year in which the option is granted.

         Purchase Price. The exercise price of options must the same for all eligible employees and will be determined by the Committee at the time of grant. The exercise price must be equal to at least 85 percent of the lesser of:

            o the fair market value of the shares of common stock of the Company on the date of the grant of the option, or
            o the fair market value of the shares of common stock of the Company on the date of exercise of the option

         It is the current expectation that the exercise price will generally be equal to a stated percentage, not less than 85%, of the fair market value as of the date of grant of an option, subject to the ability of the Committee to vary the method for determining the exercise price. The Board of Directors will have the discretion to vary the percentage of fair market value in different grant cycles. Subject to the approval of the Purchase Plan at the meeting, each eligible employee as of July 1, 2004 has been granted the right to purchase shares having a fair market value as of July 1, 2004 equal to 10% of such employee's 2003 Base Compensation, at a price per share of 85% of fair market value on July 1, 2004. Future grants may permit the purchase of shares at a discount from the grant day fair market value, or from the exercise day fair market value.

         For purposes of the Purchase Plan, "fair market value" of the common stock is determined as follows:

            o if the common stock is listed on a national securities exchange (including the Nasdaq National Market), then the fair market value is to be not less than the average of the highest and lowest selling price on such exchange on such date, or if there were no sales on such date, then the fair market value is not less than the mean between the bid and asked prices on such date;
            o if the common stock is traded otherwise than on a national securities exchange, then the fair market value is not less than the mean between the bid and asked price on such date, or, if there is no bid and asked price on such date, then on the next prior day on which there was a bid and asked price; or
            o if no such bid and asked price is available, then the fair market value shall be its fair market value as determined by the Committee, in good faith, in its sole and absolute discretion.

         Financial Effects to the Company of Grants of Options. The Company will receive no monetary consideration for the grant of options under the Purchase Plan. It will receive no monetary consideration other than the option exercise price for shares of common stock issued to optionees upon the exercise of their options. Under current accounting standards, recognition of compensation expense is not required when options qualified under Section 423 of the Code are granted. Proposed changes in accounting standards may affect the financial effect to the Company of the grant of options under the Purchase Plan.

         Duration of the Purchase Plan. The Purchase Plan is effective until December 31, 2008. The expiration of the Purchase Plan, or its termination by the Committee, will not affect any option then outstanding.

         Transferability. No option granted under the Purchase Plan may be assigned, transferred, pledged or otherwise disposed of in any way, other than by will or the laws of descent and distribution. During an employee's lifetime, an option may only be exercised by him or her.

         Termination of Employment. In the event that an employee's service with the Company is terminated for any reason other than death, the right to exercise the option and purchase shares under the Purchase Plan will immediately terminate. In the event of an employee's death, the option may be exercised by such employee's estate or heirs through the earlier of the natural expiration date of the option.

         Mandatory Holding Period for Shares Purchased Under the Purchase Plan. Shares purchased upon the exercise of options granted under the Purchase Plan may not be sold or transferred for one year after purchase of the shares by the exercise of the option, except by will or the laws of descent and distribution, or to joint ownership with the employee's spouse. This restriction will terminate upon a "change in control" of the Company. The decision of the Committee as to whether a change in control has occurred will be conclusive and binding.

         For purposes of the Purchase Plan, "change in control" means any one of the following events:

            o the acquisition of ownership of, holding or power to vote more than 51% of the Company's voting stock,
            o the acquisition of the power to control the election of a majority of the Company's directors,
            o the exercise of a controlling influence over the management or policies of the Company by any person or by persons acting as a "group" (within the meaning of Section 13(d) of the Securities Exchange Act of 1934), or
            o the failure of Continuing Directors to constitute at least two-thirds of the Board during any period of two consecutive years. "Continuing Directors" include only those individuals who were members of the Board at the date of adoption of the purchase Plan by the Board and those other individuals whose election or nomination for election as a member of the Board was approved by a vote of at least two-thirds of the Continuing Directors then in office.

This restriction is for the purpose of encouraging long term investment in the Company's stock by employees and is not intended, and is not guaranteed, to preserve any tax benefit or treatment. The holding periods required to obtain deferral of income and other tax treatments associated with qualified employee stock purchase plans are discussed below under "Federal Income Tax Consequences." Although the change in control provision is included in the Purchase Plan primarily for the protection of employee-optionees in the event of a change in control of the Company, they may also be regarded as having a takeover defensive effect, which may reduce the Company's vulnerability to hostile takeover attempts and certain other transactions which have not been negotiated with and approved by the Board of Directors.

         Conditions on Issuance of Shares. The Committee will have the discretionary authority to impose such other restrictions on shares issued pursuant to the Purchase Plan as it may deem appropriate or desirable. In addition, shares may not be issued unless the issuance complies with applicable securities laws, and to that end may require that an employee make certain representations or warranties.

         Amendment and Termination of the Purchase Plan. The Board of Directors may at any time and for any reason suspend or discontinue the Purchase Plan, or amend it in any respect, including through the adoption of payroll deduction procedures or providing for option grants as frequently as monthly. Except as provided in the Purchase Plan, no termination will affect options previously granted. Except as provided in the Purchase Plan, no amendment may make any change in any previously granted option that adversely affects the rights of any participant. No amendment may, without shareholder approval, increase the number of shares subject to the Purchase Plan, permit the grant of options to persons other than employees, extend the option period beyond fourteen months, or reduce the purchase price below 85% of fair market value. The Company will obtain shareholder approval of any amendment to the Purchase Plan to the extent necessary to comply with section 423 of the Code (or any successor rule or provision or any other applicable law or regulation), or the rules of the Nasdaq National Market System or other exchange on which the common stock is listed or eligible for trading, in such a manner and to such a degree as required. Unless terminated sooner, the Purchase Plan will terminate on December 31, 2008.

FEDERAL INCOME TAX CONSEQUENCES

         The Purchase Plan and the rights of participants to make purchases under the Purchase Plan are intended to qualify under the provisions of sections 421 and 423 of the Internal Revenue Code. Under these provisions, no income will be taxable to a participant until the shares purchased under the Purchase Plan are sold or otherwise disposed of. Upon sale or other disposition of the shares of common stock, the participant will generally be subject to tax, and the amount of the tax will depend upon the holding period.

         If (i) the shares of common stock are not sold or otherwise disposed of more for at least two years from the date of grant of the option and at least one year from the purchase of shares upon exercise of the option, then upon disposition, or (ii) the participant dies while still owning the shares, the participant will recognize ordinary income equal to the lesser of:

            o the excess, if any, of the fair market value of the shares of common stock at the date of grant of the option over the purchase price, or

            o the excess, if any, of the fair market value of the shares of common stock at the date of disposition or death over the purchase price.

Any additional gain will be treated as long-term capital gain. The difference between the fair market value of the stock at the date of exercise and the exercise price may be treated as an item of tax preference in the year of exercise for purposes of the alternative minimum tax.

         If the shares of common stock are sold or otherwise disposed of before the expiration of the two years from grant and one year from purchase holding periods, the participant will recognize ordinary income upon disposition measured as the excess of the fair market value of the shares of common stock on the date the shares are purchased by exercising the option over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on the holding period.

         The mandatory one year holding period discussed under "Description of the Purchase Plan" is not intended to, and is not guaranteed to, preserve any tax benefit or treatment.

         The Company is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income recognized by participants upon a sale or disposition of shares of common stock prior to the expiration of the holding periods described above.

         Vote Required and Recommendation of the Board of Directors. Approval of the Purchase Plan requires the favorable vote of at least a majority of the votes cast. It is expected that all of the 636,129 shares, or 11.8%, of the common stock outstanding as of March 12, 2004, over which directors of the Company exercise voting power will be voted for the approval of the Purchase Plan. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE PURCHASE PLAN.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         The Audit Committee of the Board of Directors has selected Stegman and Company, independent public accountants, to audit the Company's financial statements for the fiscal year ending December 31, 2004. Stegman and Company has audited the financial statements of the Company since its organization. Representatives of Stegman and Company are expected to be present at the meeting and available to respond to appropriate questions. The representatives also will be provided with an opportunity to make a statement, if they desire.

FEES PAID TO INDEPENDENT ACCOUNTING FIRM

         Audit Fees.

         During 2003, the aggregate amount of fees billed to the Company by Stegman and Company for services rendered by it for the audit of the Company's financial statements and review of financial statements included in the Company's reports on Form 10-Q, and for services normally provided in connection with statutory and regulatory filings was $60,800. In 2002, Stegman and Company billed $46,900 for such services.

         Audit-Related Fees.

         During 2003, the aggregate amount of fees billed to the Company by Stegman and Company for assurance and related services reasonably related to the performance of the audit services rendered by it was $2,250 for certain agreed upon procedures related to collateral verification. In 2002, Stegman and Company did not bill the Company for any audit-related services..

         Tax Fees.

         During 2003, the aggregate amount of fees billed to the Company by Stegman and Company for tax advice, compliance and planning services was $4,500. In 2002, Stegman and Company billed $8,200 for such services.

         All Other Fees.

         Stegman and Company did not bill the Company any amounts for other services in 2003 or 2002.

         None of the engagements of Stegman and Company to provide services other than audit services was made pursuant to the de minimus exception to the pre-approval requirement contained in the rules of the Securities and Exchange Commission and the Company's audit charter.

                             FORM 10-K ANNUAL REPORT

         THE COMPANY WILL PROVIDE, WITHOUT CHARGE, TO ANY SHAREHOLDER OF RECORD ENTITLED TO VOTE AT THE MEETING OR ANY BENEFICIAL OWNER OF COMMON STOCK SOLICITED HEREBY, A COPY OF ITS 2003 ANNUAL REPORT ON FORM 10-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, UPON THE WRITTEN REQUEST OF SUCH SHAREHOLDER. REQUESTS SHOULD BE DIRECTED TO MICHELE MIDLO, CORPORATE SECRETARY, AT THE COMPANY'S EXECUTIVE OFFICES, 7815 WOODMONT AVENUE, BETHESDA, MARYLAND 20814.

                        COMPLIANCE WITH SECTION 16(A) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of the common stock, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission, and to provide the Company with copies of all Forms 3, 4, and 5 they file.

         Based solely upon the Company's review of the copies of the forms which it has received and written representations from the Company's directors, executive officers and ten percent shareholders, the Company is not aware of any failure of any such person to comply with the requirements of Section 16(a), except that two Forms 4 reporting Mr. Paul's option grants for the first and second quarters of 2003 were filed late.

                                  OTHER MATTERS

         The Board of Directors of the Company is not aware of any other matters to be presented for action by shareholders at the meeting. If, however, any other matters not now known are properly brought before the meeting or any adjournment thereof, the persons named in the accompanying proxy will vote such proxy in accordance with their judgment on such matters.

                              SHAREHOLDER PROPOSALS

         All shareholder proposals to be presented for consideration at the next annual meeting and to be included in the Company's proxy materials must be received by the Company no later than December 27, 2004. Shareholder proposals for nominations for election as director must be received by the Company no later than January 6, 2005. In order to be eligible for consideration at the next annual meeting of shareholders, the Company must receive notice of shareholder proposals for business other than the election of directors to be conducted at the annual meeting which are not proposed to be included in the Company's proxy materials not less than thirty and not more than ninety days before the date of the annual meeting, or if less than forty five days notice of the meeting is given, by the earlier of two days before the meeting and fifteen days after the notice of the meeting is mailed.


                                              By Order of the Board of Directors


                                              Michele Midlo, Corporate Secretary


April 2, 2004

                                                                      APPENDIX A

                                  EAGLE BANCORP
                             AUDIT COMMITTEE CHARTER

GOALS AND OBJECTIVES

         The primary function of the audit committee (herein referred to as the "Committee") is to oversee and report to the Board of Directors regarding the 1) integrity of the financial statements and accounting and financial reporting processes of Eagle Bancorp and its subsidiaries (the "Company"), 2) the Company's compliance with legal and regulatory requirements, 3) the independent auditor's qualifications and independence 4) the performance of the Company's internal audit function and independent accountants; and perform the other duties of the Committee specified by federal securities laws and regulations, the Federal Deposit Insurance Act and related regulations, or the listing standards of The Nasdaq Stock Market, Inc. or other securities exchange or market on which the Company's securities are listed or eligible for trading ("Listing Standards").

         While the Committee has the review, oversight, and reporting responsibilities set forth in this charter, it does not have responsibility for planning or conducting audits or for determining that the financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Those are responsibilities of management and the independent accountants, rather than the Committee. The Committee also is not responsible for ensuring compliance with laws or regulations.

GENERAL RESPONSIBILITIES

o It is the responsibility of the Committee to maintain open avenues of communication among the internal auditors, the independent accountants, the board of directors and management.

o The Committee will meet at least four times each year or more frequently if appropriate. The Committee chairman has the power to call a Committee meeting whenever he or she thinks there is a need. An audit Committee member should not vote on any matter in which he or she is not independent. The Committee may ask members of management or others to attend the meeting and is authorized to receive all pertinent information from management.

o The Committee shall establish procedures for the (a) receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (b) confidential, anonymous submission by the Company's employees of concerns regarding questionable accounting or auditing matters.

o The Committee shall regularly report on its activities to the Board and shall provide the Board with such information as the Board may request, and shall make such recommendations as the Committee shall deem appropriate.

o The Committee shall fulfill such other duties and responsibilities as are required by applicable law, the regulations of the Securities and Exchange Commission ("SEC"), or the Listing Standards, and as assigned to the Committee from time to time by the Board.

MEMBERSHIP

o The Committee shall consist of three or more independent directors, appointed by the Board on an annual basis. In determining the independence of members of the Committee, the Board shall meet current standards of independence established for service on the audit committee by applicable law, the regulations of the SEC, the Listing Standards and the Federal Deposit Insurance Corporation. At a minimum, all Committee members shall have (a) the ability to read and understand fundamental financial statements, including the Company's balance sheet, income statement, cash flow statement, and key performance indicators; (b) the ability to understand key business and financial risks, related controls and control processes. No member of the Committee shall have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years. At least one member of the Committee shall have past employment in finance or accounting, professional certification in accounting or other comparable experience or background which causes such member to be financially sophisticated, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

RESPONSIBILITIES FOR ENGAGING INDEPENDENT ACCOUNTANTS AND APPOINTING THE INTERNAL AUDITOR

o The Committee shall be solely responsible for: (a) the appointment, compensation, retention and oversight (including resolution of disagreements between management and the independent accountants regarding financial reporting) and termination of the Company's independent accountants engaged for the purpose of preparing or issuing an audit report or performing other audit, review and attest services, who shall report directly to the Committee, (b) the approval, before such engagement commences, of all audit, review and attest engagements of the independent accountants; and (c) the approval, before such engagement commences, of all non-audit service engagements of the independent accountants.

o The Committee shall be solely responsible for determining and approving fees and other terms for engagements.

o Notwithstanding the foregoing, the Committee shall not approve any non-audit service engagement where the provision of such service by the independent accountants is prohibited by applicable law, the regulations of the SEC or the Listing Standards, and the independent auditor shall not provide any such prohibited service.

o Notwithstanding the foregoing, pre-approval is not required with respect to the provision of non-audit services if: (a) the aggregate amount of all such non-audit services provided to the Company constitutes not more than five percent of the total amount of revenues paid by the Company to its independent auditors during the fiscal year in which the non-audit services are provided; (b) such services were not recognized by the Company at the time of the engagement to be non-audit services; and (c) the non-audit services are promptly brought to the attention of the Committee and approved by the Committee, or by one or more members of the Committee to whom authority to grant such approval has been delegated, prior to the completion of the audit.

o The Committee may delegate the authority to grant such pre-approvals to one or more Committee members designated by the Committee, provided that any matters so pre-approved shall be presented to the full Committee at its next regular meeting.

o The Committee will review and have veto power over the appointment, replacement, reassignment or dismissal of the head of internal audit services.

o The Committee will oversee the compliance with lead (or coordinating) and review partner and other rotation requirements by the independent auditor.

o On an annual basis, the Committee shall receive from the independent accountants the written disclosures and letters required to be provided, and review and discuss with the accountants all significant relationships the accountants have with the Company to determine the accountants' independence.

o The Committee will consider, in consultation with the independent accountant and internal audit, the audit scope and procedural plans made by internal audit services and the independent accountant. The Committee will review and discuss with internal audit services and the independent accountant their plans to coordinate the internal and external audits. The purpose of coordinating these efforts is to assure completeness of coverage, reduce redundancy and use audit resources effectively.

o The Committee will listen to management and the independent auditor if either thinks there might be a need to engage additional auditors. The Committee will decide whether to engage an additional firm and, if so, which one.

RESPONSIBILITIES FOR REVIEWING INTERNAL AUDITS, THE ANNUAL EXTERNAL AUDIT AND THE REVIEW OF QUARTERLY AND ANNUAL FINANCIAL STATEMENTS

o The Committee will ascertain that the independent accountant views the Committee as its client, that it will be available to the full board of directors at least annually and that it will provide the Committee with a timely analysis of significant financial reporting issues.

o The Committee will discuss with management, the internal auditor and the independent accountant significant risks and exposures and will assess management's steps to minimize them.

o The Committee will review the following with the independent accountant, the internal auditor and management:

         a. The adequacy of the bank's internal controls, including computerized information system controls and security; and the resolution of identified material weaknesses and reportable conditions in internal controls;
         b. Any fraud that involves management or other employees who have a significant role in the Company's internal controls;
         c. Any significant findings and recommendations made by the independent accountant or internal auditing, together with management's responses to them;
         d. All critical accounting policies and practices and any other material components of the Company's financial statements involving management's judgment or estimates, and about the quality of accounting principals and the clarity of financial disclosure practices used or proposed to be used by the Company;
         e. The alternative treatments of financial information within generally accepted accounting principles that have been discussed with management officials, ramifications of the use thereof, and the treatment preferred by the independent accountants, as well as any required or suggested changes in auditing or accounting practices or principles;
         f. Material off-balance sheet transactions, arrangements, obligations and other relationships of the Company with unconsolidated entities or others that may have a material current or future effect on the Company's financial condition, changes in financial condition, results of operations, liquidity, capital expenditures, capital resources of significant components of revenue or expenses;
         g. Any material changes in accounting policies or practices and the impact thereof on the Company's financial statements;
         h. The annual audited financial statements and quarterly financial statements, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations;
         i.  Any report or recommendations of the independent accountants;
         j. Anything else about the audit procedures or findings that GAAP requires the accountants to discuss with the Committee.
         k. Disclosures made by the CEO and CFO during the Forms 10-K and 10-Q certification process about significant deficiencies in the design or operation of internal controls;
         l. Any difficulties or disputes encountered with management while conducting audits, including any restrictions on the scope of their work or access to required information.

o The Committee will review annual filings with the SEC and other published documents containing the Company's financial statements and will consider whether the information in the filings is consistent with the information in the financial statements. The Committee shall discuss earnings press releases (particularly use of "pro forma," or "adjusted" non-GAAP, information), as well as financial information and earnings guidance provided to analyst and rating agencies. Such matters may be discussed generally (e.g., types of information and presentations) and need not include specific releases or guidance.

o The Committee will determine that the quarterly financial statements have been reviewed by the independent accountants in accordance with SAS 100 before those interim statements are released to the public or filed with the SEC.

o The Committee shall prepare a report for inclusion in the proxy statement that describes the Committee's composition and responsibilities, and how they were discharged, including a statement regarding their review and discussion of the annual financial statements, review of the independence of the independent accountants, and discussions with the independent accountants, and a statement that based on the foregoing, the Committee recommended that the annual financial statements be included in the Company's annual report on Form 10-K.

PERIODIC RESPONSIBILITIES

o On an on-going basis, the Committee shall conduct an appropriate review of all related party transactions for potential conflicts of interest and all such transactions shall be approved by the Committee to the extent required by applicable law.

o In performing its duties hereunder, the Committee shall have the authority to conduct or authorize investigations, to retain and terminate such outside legal, accounting or other advisors as it shall deem necessary, without seeking further approval of the Board of Directors, and the Company shall provide for appropriate funding therefore. The Committee may utilize, consult with and engage the members and resources of the Audit Committee of EagleBank in the discharge of its duties.

o The Committee shall, to the extent it determines appropriate, review from time to time the expenses of the senior officers (and, if it so desires, any other officers) of the Company charged to the Company and any transactions between the Company and any of its subsidiaries.

o Review legal and regulatory matters that may have a material effect on the organization's financial statements, compliance policies and programs and reports from regulators.

o Meet with the internal auditor, the independent accountant and management in separate executive sessions to discuss any matters that warrant Committee attention

o The Committee shall review and assess at least annually its performance, and the adequacy of this Charter in light of applicable law and the rules of the SEC and the Listing Standards.

o The Committee shall discuss the Company's policies with respect to risk assessment and risk management, including legal and ethical compliance programs.

o Assess the continued adequacy of the Audit Services Charter, as well as the responsibilities, budget and staffing of the internal audit services function.

                                                                      APPENDIX B

                               EAGLE BANCORP, INC.
                          EMPLOYEE STOCK PURCHASE PLAN

1.       PURPOSE

         This Employee Stock Purchase Plan (the "Plan") is intended to provide the employees of Eagle Bancorp, Inc. (the "Company"), and its subsidiaries with an opportunity to acquire a current proprietary interest in the Company, through the purchase of common stock of the Company upon the exercise of short term options, so as to provide the employees with an additional incentive to advance the interests of the Company and its subsidiaries. It is intended that options issued pursuant to this Plan shall constitute options issued pursuant to an "employee stock purchase plan" within the meaning of ss. 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The Plan shall be administered, interpreted and construed so as to extend and limit participation in a manner consistent with ss. 423 of the Code. Participation in the Plan is entirely voluntary, and the Company makes no recommendations to employees as to whether they should or should not participate in the Plan.

2.       ADMINISTRATION

         The Plan shall be administered by a committee (the "Committee") appointed by the Board of Directors (the "Board") of the Company. The Committee shall consist of not less than three members of the Company's Board of Directors. The Board of Directors may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, however caused, shall be filled by the Board of Directors. The Committee shall select one of its members as Chairman, and shall hold meetings at such time and places as it may determine. At all meetings of the Committee, a majority of the Committee members then in office shall constitute a quorum for the transaction of business, and the act of a majority of the Committee members present at any meeting in which there is a quorum shall be the act of the Committee. Any action required or permitted to be taken by the Committee may be taken without a meeting if the action is taken by all members of the Committee. The action shall be evidenced by one or more written consents stating the action taken, signed by each Committee member either before or after the action is taken, and included in the minutes or filed with the corporate records reflecting the action taken. In the absence at any time of a duly appointed Committee, the Plan shall be administered by the Compensation Committee of the Board, or in the absence thereof, by the Board.

         In order to effectuate the purposes of the Plan, the Committee shall have the discretionary authority to construe and interpret the Plan, to supply any omissions therein, to reconcile and correct any errors or inconsistencies, to decide any questions in the administration and application of the Plan, and to make equitable adjustments for any mistakes or errors made in the administration of the Plan, and all such actions or determinations made by the Committee, and the application of rules and regulations to a particular case or issue by the Committee, in good faith, shall not be subject to review by anyone, but shall be final, binding and conclusive on all persons ever interested hereunder. No member of the Board of Directors or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under it.

3.       ELIGIBILITY

         Any employee of the Company or any employee of a subsidiary of the Company (for purposes of this Plan the term "subsidiary" has the same definition as it has under ss. 425(f) of the Code) who is in the employment of the Company or a subsidiary of the Company on the date on which such option is granted, is eligible to participate in the Plan, except any employee:

         (i) who at the date of grant has been employed by the Company or subsidiary for less than one year;
         (ii) whose customary employment with the Company or subsidiary as of the date of grant is 20 hours or less per week;
         (iii) whose customary employment with the Company or subsidiary is for not more than five months in any calendar year; or

         (iv) who immediately after the grant of an option under this Plan to the employee would (in accordance with the provisions of ss. ss. 423 and 424(d) of the Code) own stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of its "Parent Corporations" or "Subsidiary Corporations," as defined in ss. 424 of the Code.

4.       STOCK SUBJECT TO THE PLAN

         Subject to adjustment in accordance with this Section 4, the aggregate number of shares deliverable upon the exercise of options pursuant to the Plan shall be 150,000 shares. Shares subject to issuance hereunder may either be authorized but unissued shares, shares held in treasury, or reacquired shares. If any option should expire, become unexercisable or be forfeited for any reason without having been exercised, the shares which were subject to such option shall be available for the grant of additional options under the Plan, unless the Plan shall have been terminated.

         The number and kind of shares reserved for issuance under this Plan, and the number and kind of shares subject to outstanding options and the exercise price thereof, shall be proportionately adjusted for any increase, decrease, change or exchange of shares for a different number or kind of shares or other securities of the Company which results from a merger, consolidation, recapitalization, reorganization, reclassification, stock dividend, split-up, combination of shares, or similar event in which the number or kind of shares is changed without the receipt or payment of consideration by the Company. The issuance by the Company or an affiliate of shares of stock of any class, or of securities convertible into shares or stock of another class, for cash or property or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, shall not affect, and no adjustment shall be made with respect to, the number, class, or exercise price of shares then subject to options or reserved for issuance under this plan. If, by reason of any adjustment made pursuant to this paragraph, an optionee becomes entitled to new, additional, or different shares of stock or securities, such new, additional, or different shares of stock or securities shall thereupon be subject to all of the conditions and restrictions which were applicable to the shares pursuant to the option before the adjustment was made. No adjustment shall be made that causes the option to fail to continue to qualify as an option issued pursuant to an "employee stock plan" within the meaning of Section 423 of the Code.

5.       GRANT OF OPTIONS.

         (a) The Committee may authorize the grant to all, but not less than all, eligible employees (as set forth in Section 3) as of the date of grant, of an option to purchase the number of whole shares having a fair market value as of the date of grant equal to a whole percentage, determined by the Committee, of such eligible employee's Base Compensation for the immediately preceding calendar year, provided, however, that:

         (i) such percentage in any one calendar year shall not in the aggregate exceed 10% of Base Compensation and shall be the same for all eligible employees;
         (ii) no option shall permit the rights of an optionee to purchase stock under all "employee stock purchase plans" of the Company and its parent corporation and subsidiary corporations to accrue at a rate which exceeds $25,000 of fair market value of such stock (determined at the time the option is granted) for each calendar year in which the option is outstanding at any time; and
         (iii) no person shall be eligible to receive an option to purchase, or shall be entitle to purchase, a fractional share of Common Stock.

         For purposes hereof, "Base Compensation" means gross compensation from the Company or any subsidiary for the relevant period, including overtime pay and commissions, but excluding bonuses, incentive plan compensation, severance pay, expense or automobile allowances or reimbursements, moving expenses and income from the exercise of nonqualified stock options, the disposition of incentive stock options or shares purchased under any employee stock purchase plan, from restricted stock or stock option awards, excess group life insurance premiums or other extraordinary items of compensation. For these purposes, gross compensation includes any amount that would be included in taxable income but for the fact that it was contributed to a qualified plan pursuant to an elective deferral under ss. 401(k) of the Code or contributed under a salary reduction agreement pursuant to ss. 125 of the Code.

         For purposes hereof, (i) the right to purchase stock under an option accrues when the option (or any portion thereof) first becomes exercisable during the calendar year, (ii) the right to purchase stock under an option accrues at the rate provided in the option, but in no case may such rate exceed $25,000 of fair market value of such stock (determined at the time such option is granted) for any one calendar year, and (iii) a right to purchase stock which has accrued under one option granted pursuant to the Plan may not be carried over to any other option.

         (b) The exercise price of such options shall be the same for all eligible employees and shall be determined by the Committee at the time of grant. The exercise price shall be equal to at least 85 percent of the lesser of:

         (i) the fair market value of the shares of common stock of the Company on the date of the grant of the option, or
         (ii) the fair market value of the shares of common stock of the Company on the date of exercise of the option.

For purposes of this Plan, "fair market value" means, with respect to a share of Common Stock, if the Common Stock is listed on a national securities exchange (including the NASDAQ National Market) on the date in question, then the fair market value shall be not less than the average of the highest and lowest selling price on such exchange on such date, or if there were no sales on such date, then the fair market value shall be not less than the mean between the bid and asked prices on such date. If the Common Stock is traded otherwise than on a national securities exchange on the date in question, then the fair market value shall be not less than the mean between the bid and asked price on such date, or, if there is no bid and asked price on such date, then on the next prior day on which there was a bid and asked price. If no such bid and asked price is available, then the fair market value shall be its fair market value as determined by the Committee, in good faith, in its sole and absolute discretion.

         (c) Unless a later date is set forth in the agreement reflecting an option, an option shall be exercisable commencing on the date of grant.

6.       OPTION AGREEMENTS AND OTHER TERMS AND CONDITIONS

         (a) Agreements. Stock options granted pursuant to the Plan shall be evidenced by agreements in such form as the Committee shall from time to time recommend and the Board of Directors shall from time to time approve. Each such Agreement shall constitute a binding contract between the Company and the participant, and every participant, upon acceptance of such Agreement, shall be bound by the terms and restrictions of the Plan and of such Agreement. The Chairman of the Committee and such other officers as shall be designated by the Committee are hereby authorized to execute Agreements on behalf of the Company and to cause them to be delivered to the recipients of options.

         The terms of each such Agreement shall be in accordance with the Plan, but each Agreement may include such additional provisions and restrictions determined by the Committee, in its discretion, provided that such additional provisions and restrictions are not inconsistent with the terms of the Plan. In particular, the Committee shall set forth in each Agreement, provided that all employees granted such options shall have the same rights and privileges, and except as otherwise expressly required hereby or by the Code:

o the exercise price of an option, including a statement of the percentage of fair market value represented by such exercise price;
o   the number of shares subject to, and the expiration date of, the option; and
o the restrictions, if any, to be placed upon such Option, or upon shares which may be issued upon exercise of such Option.

         (b) Term of Option. Unless an earlier date is set forth in the agreement reflecting an option, an option must be exercised not later than the close of business on the last business day of January in the calendar year following the year in which the option is granted.

         (c) Termination of Employment

                  (i) For Reasons Other Than Death. In the event that an optionee's employment with the Company or any subsidiary of the Company shall terminate for any reason other than optionee's death, then the right of such optionee to exercise such option shall immediately terminate upon such termination of service. Employment shall not be considered terminated in the case of sick leave, military leave or any other leave of absence approved by the Company or in the case of transfers between payroll locations of the Company or any subsidiary of the Company, or between the Company, an affiliate or subsidiary, or a successor.

                  (ii) Death of Optionee. In the event that an optionee's employment with the Company or any subsidiary of the Company shall terminate as a result of the death of an optionee, the option may be exercised by the executors or administrators of the optionee or by any person or persons who shall have acquired the option directly from the optionee by bequest or inheritance, to the extent that the optionee's right to exercise such option had accrued pursuant to this Plan at the time of his death, had not expired by its terms and had not previously been exercised, at any time prior to the expiration of such option.

         (d) Transferability No option shall be transferable by the optionee otherwise than by will or the laws of descent and distribution, and is exercisable during his or her lifetime only by the optionee.

         (e) Mandatory Holding Period. Shares purchased upon the exercise of options granted under this Plan may not be sold or transferred by the employee for one year following the exercise of the option, except by will or the laws of descent and distribution, or to joint ownership with the employee's spouse, provided, however, that such restriction shall terminate upon a "change in control" of the Company. This restriction is for the purpose of encouraging long term investment in the Company's stock by employees and is not intended, and is not guaranteed, to preserve any tax benefit or treatment.

         For purposes hereof "change in control" shall mean any one of the following events: (1) the acquisition of ownership of, holding or power to vote more than 51% of the Company's voting stock, (2) the acquisition of the power to control the election of a majority of the Company's directors, (3) the exercise of a controlling influence over the management or policies of the Company by any person or by persons acting as a "group" (within the meaning of Section 13(d) of the Securities Exchange Act of 1934), or (4) the failure of Continuing Directors to constitute at least two-thirds of the Board during any period of two consecutive years. For purposes of this Plan, "Continuing Directors" shall include only those individuals who were members of the Board at the date of adoption hereof by the Board and those other individuals whose election or nomination for election as a member of the Board was approved by a vote of at least two-thirds of the Continuing Directors then in office. For purposes of this subparagraph only, the term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein. The decision of the Committee as to whether a change in control has occurred shall be conclusive and binding.

         (f) Exercise of Option and Payment of Purchase Price. An employee may exercise options only by (i) written notice of intent to exercise the option with respect to a specified number of shares, and (2) payment to the Company (contemporaneously with delivery of such notice) in cash of the amount of the exercise price for the number of shares with respect to which the option is then being exercised. Each such notice (and payment where required) shall be delivered, or mailed by prepaid registered or certified mail, addressed to the Secretary of the Company at the Company's executive offices.

         (g) No Rights as a Stockholder or Employee. An optionee or a transferee of an option shall have no rights as a stockholder with respect to any shares covered by an option until the date payment for such shares is received and ownership is recorded in the employee's name. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities, or other property) or distributions or other rights for which the record date is prior to such date, except as provided in Section 4 hereof. In no event shall an Employee's eligibility to participate or participation in the Plan create or be deemed to create any legal or equitable right of the Employee to continue service with the Company or any subsidiary or affiliate of the Company.

         (h) Legend. The Company shall be entitled to note any restrictions on transfer, including any restrictions arising as a result of state or federal securities laws, in its transfer records, and to inscribe on each share certificate representing shares issued upon the exercise of options a legend noting such restrictions.

         (i) Withholding. At the time an option is exercised, in whole or in part, or at the time some or all of Common Stock issued pursuant to the Plan is disposed of, the participant must make adequate provision for the Company's federal, state or other tax withholding obligations, if any, that may arise upon exercise of the option or the disposition of the shares of common stock. At any time, the Company may, but shall not be obligated to, withhold from a participant's compensation the amount necessary for the Company to meet applicable withholding obligations, including, any withholding required to make available to the Company any tax deductions attributed to the sale or early disposition of common stock by the participant.

         (j) Other Provisions. The option agreements authorized under the Plan shall contain such other provisions as the Committee and the Board shall deem advisable, provided that no such provision may in any way be in conflict with the terms of this Plan.

7.       TERM OF PLAN

         The Plan shall continue in effect from the date of adoption by the Board of Directors until December 31, 2008 unless sooner terminated pursuant to
Section 9. No option may be granted under the Plan after December 31, 2008.

8.       INDEMNIFICATION OF COMMITTEE

         In addition to such other rights of indemnification as they may have as directors, officers, or as members of the Committee, the members of the Committee shall be indemnified by the Company against the reasonable expenses, including attorney's fees actually and necessarily incurred in connection with the defense of any action, suit, or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit, or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit, or proceeding that such Committee member is liable for gross negligence or misconduct in performance of his duties.

9.       AMENDMENT OR TERMINATION OF THE PLAN

         The Board may, insofar as permitted by law, from time to time, with respect to any shares at anytime not subject to options, suspend or discontinue the Plan or revise or amend it in any respect whatsoever, including the adoption of payroll deduction procedures or providing for the grant of options on a basis as frequent as monthly, except that, without the approval of the stockholders, no such revision or amendment shall increase the number of shares subject to the Plan, or permit granting of options under this Plan to persons other than employees of the Company or subsidiaries of the Company, or extend an option period beyond 14 months, or reduce the discounted stock price below 85% of the lesser of fair market value of the common stock as of the date of grant or the date of exercise of any option. Furthermore, the Plan may not, without the approval of the stockholders, be amended in any manner that will cause options issued under it to fail to meet the requirements of employee stock purchase options as defined in ss. 423 of the Code. No amendment, suspension or termination of the Plan shall, without the consent of any affected holder of an option, alter or impair any rights or obligations under any option granted prior to such amendment, suspension or termination.

10.      APPLICATION OF FUNDS

         The proceeds received by the Company from the sale of common stock pursuant to options granted pursuant to this Plan will be used for general corporate purposes.

11.      APPROVAL OF STOCKHOLDERS; CONSEQUENCE OF NON-APPROVAL

         The Plan must be approved by the holders of a majority of the votes cast at a meeting of the Company's shareholders at which a majority of shares are present, within twelve months after the date the Plan is adopted by the Board of Directors. If approval is not obtained within such period, the Plan shall automatically be terminated, unless the Board of Directors specifically elects to continue the Plan as an employee stock purchase plan which is not qualified under ss. 423. Further, if such approval is not obtained, any employee who shall have exercised an option prior to such approval shall be treated as having received, as of the date of exercise, with respect to each share purchased, ordinary income in an amount equal to the difference between the exercise price and the fair market value of the share on the date of exercise.

                                 REVOCABLE PROXY
                               EAGLE BANCORP, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby makes, constitutes and appoints Arthur H. Blitz and Bruce H. Lee, and each of them (with the power of substitution), proxies for the undersigned to represent and to vote, as designated below, all shares of common stock of Eagle Bancorp, Inc. (the "Company") which the undersigned would be entitled to vote if personally present at the Company's Annual Meeting of Shareholders to be held on May 17, 2004 and at any adjournment or postponement of the meeting.

ELECTION OF DIRECTORS

[ ]  FOR all nominees listed below

[ ]  WITHHOLD AUTHORITY to vote for all nominees listed below

[ ]  FOR all nominees, except as noted

Nominees: Leonard L. Abel, Leslie M. Alperstein,  Dudley C. Dworken, Michael T.
          Flynn, Eugene F. Ford, Sr., Phillip N. Margolius, Ronald D. Paul

(Instructions: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

--------------------------------------------------------------------------------

APPROVAL OF THE AMENDMENT OF THE 1998 STOCK OPTION PLAN

[ ] FOR      [ ] AGAINST      [ ] ABSTAIN the proposal to approve the amendment
                                          of the 1998 Stock Option Plan.

APPROVAL OF THE EMPLOYEE STOCK PURCHASE PLAN

[ ] FOR      [ ] AGAINST      [ ] ABSTAIN the proposal to approve the Employee
                                          Stock Purchase Plan.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR all of the nominees set forth above, FOR approval of the amendment to the 1998 Stock Option Plan and FOR the approval of the Employee Stock Purchase Plan. IN ADDITION, THIS PROXY WILL BE VOTED AT THE DISCRETION OF THE PROXY HOLDER(S) UPON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING.

Important: Please date and sign your name as addressed, and return this proxy in the enclosed envelope. When signing as executor, administrator, trustee, guardian, etc., please give full title as such. If the shareholder is a corporation, the proxy should be signed in the full corporate name by a duly authorized officer whose title is stated.

                                                 -------------------------------
                                                 Signature of Shareholder

                                                 -------------------------------
                                                 Signature of Shareholder

                                                 Dated:                   , 2004
                                                        -----------------

                                                 -------------------------------
                                                 Email Address

    PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED
                             POSTAGE-PAID ENVELOPE.

        [ ] PLEASE CHECK HERE IF YOU PLAN TO ATTEND THE ANNUAL MEETING.